United States
Securities and Exchange Commission
WASHINGTON, DC 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Hannon Armstrong Sustainable Infrastructure
Capital, Inc.
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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 3, 2021
To the Stockholders of Hannon Armstrong Sustainable Infrastructure Capital, Inc.:
The 2021 annual meeting of stockholders (the “Annual Meeting”) will be held via a live webcast at www.virtualshareholdermeeting.com/HASI2021 (password: enter your 16 digit control number) on June 3, 2021, beginning at 9:30 am, Eastern time, to consider and vote on the following matters:
(1)    The election of nine directors to serve on the Company’s board of directors until the Company’s 2022 annual meeting of stockholders and until their respective successors are duly elected and qualify;
(2)    The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021;
(3)    A non-binding advisory resolution to approve our executive compensation as more fully set forth in the accompanying proxy statement; and
(4)    The transaction of such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.
Pursuant to rules adopted by the Securities and Exchange Commission (“SEC”), we have provided access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders of record as of the close of business on April 8, 2021 (the “Record Date”). The Notice contains instructions for your use of this process, including how to access our proxy statement and annual report over the Internet, how to authorize your proxy to vote online and how to request a paper copy of the proxy statement and annual report.

    All stockholders are cordially invited to attend the Annual Meeting virtually, which will be conducted via a live webcast. By hosting the Annual Meeting online, we are able to communicate more effectively with our stockholders, enable increased attendance and participation from locations around the world, and reduce costs, which aligns with our broader sustainability goals. The virtual meeting has been designed to provide the same rights to participate as you would have at an in-person meeting. During the upcoming virtual meeting, you may ask questions and will be able to vote your shares online from any remote location with Internet connectivity. We will respond to as many inquiries at the Annual Meeting as time allows.

    If you plan to attend the Annual Meeting online, you will need the control number included in your Notice, on your proxy card or on the instructions that accompany your proxy materials. The Annual Meeting will begin online promptly at 9:30 a.m., Eastern time. Online check-in will begin at 9:15 a.m., Eastern time, and you should allow ample time for the online check-in procedures.

    It is very important that your shares be represented and voted at the meeting. You may authorize your proxy to vote your shares over the Internet as described in the Notice. Alternatively, if you received a paper copy of the proxy card by mail, please complete, date, sign and promptly return the proxy card in the self-addressed stamped envelope provided. You may also vote by telephone as described in your proxy card. If you authorize a proxy to vote your shares over the Internet, by mail or by telephone prior to the Annual Meeting, you may nevertheless revoke your proxy and cast your vote online during the virtual meeting.

Your proxy is being solicited by our board of directors. Our board of directors recommends that you vote (1) FOR the election of the nominees listed in the accompanying proxy statement to serve on our board of directors until our 2022 annual meeting of stockholders and until their respective successors are duly elected and qualify, (2) FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021, and (3) FOR the approval of the compensation of the Named Executive Officers as described in the Compensation Discussion and Analysis, the compensation tables and other narrative disclosure in our proxy statement.

By Order of our Board of Directors,

/s/ Jeffrey W. Eckel
Jeffrey W. Eckel
President and Chief Executive Officer

/s/ Steven L. Chuslo
Steven L. Chuslo
Secretary

Annapolis, Maryland
April 13, 2021
Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held June 3, 2021. The proxy statement and our 2020 Annual Report on Form 10-K are available at: www.proxyvote.com

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 3, 2021
This proxy statement is being furnished to stockholders in connection with the solicitation of proxies by and on behalf of the board of directors of Hannon Armstrong Sustainable Infrastructure Capital, Inc., a Maryland corporation (the “Company,” “we,” “our” or “us”), for use at the Company’s 2021 annual meeting of stockholders (the “Annual Meeting”) to be held via a live webcast at www.virtualshareholdermeeting.com/HASI2021 (password: enter your 16-digit control number) on June 3, 2021, at 9:30 am, Eastern time, or at any postponements or adjournments thereof.
MEETING INFORMATION
Pursuant to the rules adopted by the Securities and Exchange Commission (“SEC”), we have provided access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials, (the “Notice”) to our stockholders of record as of the close of business on April 8, 2021 (the “Record Date”). We believe that posting these materials on the Internet enables us to provide stockholders with the information that they need more quickly. It also lowers our costs of printing and delivering these materials and reduces the environmental impact of the Annual Meeting. The Notice and this proxy statement summarize the information you need to know to vote by proxy or online during the Annual Meeting via a live webcast.

    All stockholders are cordially invited to attend the Annual Meeting virtually, which will be conducted via a live webcast. By hosting the Annual Meeting online, we are able to communicate more effectively with our stockholders, enable increased attendance and participation from locations around the world, and reduce costs, which aligns with our broader sustainability goals. The virtual meeting has been designed to provide the same rights to participate as you would have at an in-person meeting. During the upcoming virtual meeting, you may ask questions and will be able to vote your shares online from any remote location with Internet connectivity. We will respond to as many inquiries at the Annual Meeting as time allows and we will post the questions and answers from the meeting on the Company’s website promptly thereafter.

    If you plan to attend the Annual Meeting online, you will need the 16-digit control number included in your Notice, on your proxy card or on the instructions that accompany your proxy materials. The Annual Meeting will begin promptly at 9:30 a.m., Eastern time. Online check-in will begin at 9:15 a.m., Eastern time, and you should allow ample time for the online check-in procedures.
You may attend the virtual Annual Meeting if you are a stockholder of record, a proxy holder for a stockholder of record, or a beneficial owner of our common stock, par value $0.01 per share (the “Common Stock”), with evidence of ownership.
If you are a registered holder of shares of Common Stock, as of the close of business on the Record Date, the Notice was sent directly to you and you may vote your shares of Common Stock during the meeting by attending via live webcast. If you hold shares of Common Stock in “street name” through a brokerage firm, bank, broker-dealer or other intermediary, the Notice was forwarded to you by such intermediary and you must follow the instructions provided by such intermediary regarding how to instruct such intermediary to vote your shares of Common Stock.
Shares of Common Stock represented by properly submitted proxies received by us prior to the Annual Meeting will be voted according to the instructions specified on such proxies. Any stockholder of record submitting a proxy retains the power to revoke such proxy at any time prior to its exercise at the Annual Meeting by (i) delivering a written notice of revocation to our secretary at Hannon Armstrong Sustainable Infrastructure Capital, Inc., 1906 Towne Centre Boulevard, Suite 370, Annapolis, MD 21401 prior to the Annual Meeting, (ii) submitting a later dated proxy or (iii) voting online during the meeting via live webcast. Attending the Annual Meeting via webcast will not automatically revoke a stockholder’s previously submitted proxy unless such stockholder votes online during the Annual Meeting.
If your shares are held in street name and you desire to vote online during the virtual Annual Meeting, you should follow the instructions provided by your bank, broker or other holder of record to be able to participate in the meeting.

You may attend the virtual Annual Meeting and vote your shares during the meeting at www.virtualshareholdermeeting.com/HASI2021 by using your 16-digit control number as the password and following the instructions provided to vote. We encourage you to access the meeting prior to the start time leaving ample time for the check in.
If you encounter any difficulties accessing the virtual meeting during the check-in time or meeting time, or you have any questions regarding how to use the virtual meeting platform, please call the technical support number posted on the virtual shareholder meeting log-in page.
If your shares are held in street name and you desire to change your vote, you should contact the nominee holding shares for you (i.e., a brokerage firm, bank, broker-dealer or other intermediary) for instructions on how to do so. If a proxy is properly authorized without specifying any voting instructions and not revoked prior to the Annual Meeting, the shares of Common Stock represented by such proxy will be voted (1) FOR the election of the nominees named in this proxy statement as directors, to serve on our board of directors until our 2022 annual meeting of stockholders and until their successors are duly elected and qualify, (2) FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021, and (3) FOR the approval of a non-binding advisory resolution approving the compensation of the Named Executive Officers as described in the Compensation Discussion and Analysis, the compensation tables and other narrative disclosure in this proxy statement. If you hold your shares in street name and do not give the nominee holding shares for you (i.e., a brokerage firm, bank, broker-dealer or other intermediary) specific voting instructions on the election of directors or the non-binding advisory vote to approve our executive compensation, your shares will not be voted on these items, and a broker non-vote will occur. Broker non-votes and abstentions are each included in the determination of the number of shares of Common Stock present at the Annual Meeting for purposes of determining whether a quorum is present but will have no effect on the voting results for any of the proposals. As to any other business which may properly come before the Annual Meeting or any postponements or adjournments thereof, the persons named as proxy holders on your proxy card will vote the shares of Common Stock represented by properly submitted proxies in their discretion.

This proxy statement, the Notice of Annual Meeting of Stockholders and the related proxy card are first being made available to stockholders on or about April 13, 2021.
ANNUAL REPORT
This proxy statement is accompanied by our Annual Report on Form 10-K for the year ended December 31, 2020 filed with the SEC on February 22, 2021 as supplemented by the Form 10-K/A (excluding exhibits), filed with the SEC on March 30, 2021, collectively, the “Form 10-K.”

VOTING SECURITIES AND RECORD DATE
Stockholders will be entitled to cast one vote for each share of Common Stock held of record at the close of business on the Record Date with respect to (i) the election of nine directors to serve on our board of directors until our 2022 annual meeting of stockholders and until their successors are duly elected and qualify, (ii) the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021, (iii) a non-binding advisory resolution approving compensation of the Named Executive Officers as described in the Compensation Discussion and Analysis, the compensation tables and other narrative disclosure in this proxy statement, and (iv) any other proposal for stockholder action that may properly come before the Annual Meeting or any postponements or adjournments thereof.
Stockholders who instruct their proxy to abstain should know that abstentions and broker non-votes are each included in the determination of the number of stockholders present at the Annual Meeting for the purpose of determining whether a quorum is present. A broker non-vote occurs when a nominee holding shares for a beneficial owner (i.e., a brokerage firm, bank, broker-dealer or other intermediary) returns a properly-executed proxy but does not vote on a particular proposal because such nominee does not have discretionary voting power for that particular matter and has not received instructions from the beneficial owner. Under the rules of the New York Stock Exchange (the “NYSE”), the only item to be acted upon at the Annual Meeting with respect to which such nominee will be permitted to exercise voting discretion is the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021. Therefore, if you hold your shares in street name and do not give the nominee specific voting instructions on the election of directors or the non-binding advisory resolution approving our executive compensation, your shares will not be voted on these items, and a broker non-vote will occur. Broker non-votes and abstentions will have no effect on the voting results for any of the proposals.
The presence, by attending online during the Annual Meeting via webcast or by proxy, of holders of Common Stock entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting shall constitute a quorum. The disposition of business scheduled to come before the Annual Meeting, assuming a quorum is present, will require the following affirmative votes:
•     for the election of a director, a plurality of all the votes cast in the election of directors at the Annual Meeting,
•     for the ratification of the appointment of our independent registered public accounting firm, a majority of all the votes cast on the proposal, and
•     for the approval of the non-binding advisory resolution to approve the compensation of the Named Executive Officers, a majority of all the votes cast on the proposal.
We have a majority vote policy for the election of directors. In an uncontested election, any nominee for director who receives a greater number of votes “withheld” from his or her election than votes “for” such election is required to tender his or her resignation to our board of directors. The Nominating, Governance and Corporate Responsibility Committee is required to promptly consider the resignation and make a recommendation to our board of directors with respect to the tendered resignation. Our board of directors is required to take action with respect to this recommendation. Any director who tenders his or her resignation to our board of directors will not participate in the committee’s consideration or board action regarding whether to accept such tendered resignation. The policy is more fully described below under the “Environmental and Social Responsibility and Corporate Governance—Majority Vote Policy” section of this proxy statement.
The vote on compensation is advisory and not binding on our board of directors. However, our board of directors and the Compensation Committee value all stockholder feedback and will consider the outcome of the votes in reviewing executive compensation.
Our board of directors knows of no other matters that may properly be brought before the Annual Meeting. If other matters are properly introduced, the persons named in the proxy as the proxy holders will vote on such matters in their discretion. If any nominee named in this proxy statement is unwilling or unable to serve as a director, our board of directors may nominate another individual for election as a director at the Annual Meeting, and the persons named as proxy holders will vote for the election of any substitute nominee.
As of April 8, 2021, we had issued and outstanding 78,676,359 shares of Common Stock (which includes 357,225 shares of unvested restricted Common Stock).

1. ELECTION OF DIRECTORS
Board of Directors
Our board of directors is currently comprised of nine directors: Jeffrey W. Eckel, Clarence D. Armbrister, Teresa M. Brenner, Michael T. Eckhart, Nancy C. Floyd, Simone F. Lagomarsino, Charles M. O’Neil, Richard J. Osborne and Steven G. Osgood. In accordance with our charter (the “Charter”) and Amended and Restated Bylaws (the “Bylaws”), each director will hold office until our next annual meeting of stockholders and until his or her successor has been duly elected and qualifies, or until the director’s earlier resignation, death or removal.
We seek highly qualified director candidates from diverse business, professional and educational backgrounds who combine a broad spectrum of experience and expertise with a reputation for the highest personal and professional ethics, integrity and values. We believe that, as a group, the nominees bring a diverse range of perspectives that contribute to the effectiveness of our board of directors as a whole. The table below represents some of the key skills that our board of directors has identified as particularly valuable to the effective oversight of the Company and the execution of our corporate strategy, and the number of directors that have that skill. This director skills matrix is not intended to be an exhaustive list of each of our director nominees’ skills or contributions to our board of directors. Further information on each director nominee, including some of their specific experience, qualifications, attributes and skills, is set forth in the biographies in this proxy statement.
    The procedures and considerations of the Nominating, Governance and Corporate Responsibility Committee of our board of directors (the “Nominating, Governance and Corporate Responsibility Committee”) in recommending qualified director candidates are described below under “Environmental and Social Responsibility and Corporate Governance—Identification of Director Candidates” in this proxy statement. The Nominating, Governance and Corporate Responsibility Committee and our board of directors concluded that each of our director nominees should be nominated for election based on the qualifications and experience described in the biographical information below under “Information Regarding the Nominees for Election as Directors.”
Upon the recommendation of the Nominating, Governance and Corporate Responsibility Committee, each of our current directors, Messrs. Armbrister, Eckel, Eckhart, O’Neil, Osborne, and Osgood and Mses. Brenner, Floyd and Lagomarsino have been nominated by our board of directors to stand for election as directors by the stockholders at the Annual Meeting to serve until our 2022 annual meeting of stockholders and until their respective successors are duly elected and qualify. It is intended that the shares of Common Stock represented by properly submitted proxies will be voted by the persons named therein as proxy holders FOR the election of Messrs. Armbrister, Eckel, Eckhart, O’Neil, Osborne, and Osgood and Mses. Brenner, Floyd and Lagomarsino as directors, unless otherwise instructed. If the candidacy of Messrs. Armbrister, Eckel, Eckhart, O’Neil, Osborne, or Osgood and Mses. Brenner, Floyd and Lagomarsino should, for any reason, be withdrawn prior to the Annual Meeting, the proxies will be voted by the proxy holders in favor of such substituted candidates (if any) as shall be nominated by our board of directors. Our board of directors has no reason to believe that, if elected, any of Messrs. Armbrister, Eckel, Eckhart, O’Neil, Osborne, or Osgood and Mses. Brenner, Floyd and Lagomarsino will be unable or unwilling to serve as a director.
Information Regarding the Nominees for Election as Directors
The following information is furnished as of April 8, 2021 regarding the nominees for re-election as directors.

Jeffrey W. Eckel, 62, has served as our president, chief executive officer, and chairman of our board of directors since 2013 and was with the predecessor of our company as president and chief executive officer since 2000 and prior to that from 1985 to 1989 as a senior vice president. Mr. Eckel is a member of the board of directors of the Alliance To Save Energy and on the board of trustees of The Nature Conservancy of Maryland and DC. Mr. Eckel was appointed by the governor of Maryland to the board of the Maryland Clean Energy Center in 2011 where Mr. Eckel served until 2016 while also serving as its chairman from 2012 to 2014. Mr. Eckel has over 35 years of experience in financing, owning and operating infrastructure and energy assets. Mr. Eckel received a Bachelor of Arts degree from Miami University in 1980 and a Master of Public Administration degree from Syracuse University, Maxwell School of Citizenship and Public Affairs, in 1981. He holds Series 24, 63 and 79 securities licenses. We believe Mr. Eckel's extensive experience in managing companies operating in the energy sector and expertise in energy investments make him qualified to serve as our president and chief executive officer and as chairman of our board of directors.
Clarence D. Armbrister, 63, has served as one of our independent directors since March 2021 and has served as president of Johnson C. Smith University since January 1, 2018. Previously, Mr. Armbrister served as president of Girard College from 2012 to 2017. Mr. Armbrister has served as chair of the audit committee and a member of the compensation committee of Health Partners Plans Inc. since 2016. From 2008 to 2011, Mr. Armbrister served as chief of staff to the former Mayor of Philadelphia, Michael A. Nutter. Mr. Armbrister also served as senior vice president for administration and subsequently executive vice president and chief operating officer of Temple University from 2003 to 2007. Prior to that Mr. Armbrister served as vice president and director in the Municipal Securities Group and in other positions at PaineWebber & Co. (subsequently UBS PaineWebber Incorporated) from 1999 to 2003 and also served as an adjunct faculty member of the Beasley School of Law at Temple University from 1997 to 1998. From 1996 to 1998, Mr. Armbrister served as managing director of the Philadelphia School District and prior to that, in 1994, he was appointed Philadelphia City treasurer. From 1982 to 1994, Mr. Armbrister was an associate and then partner at Saul, Ewing, Remick & Saul (currently known as Saul Ewing Arnstein & Lehr LLP). Mr. Armbrister also serves on the boards of various organizations, including the board of directors for Health Partners Plan, the board of trustees of Devereux Advanced Behavioral Health and the board of Charlotte Regional Business Alliance. Mr. Armbrister is also a former member of the board of directors of the National Adoption Center and the Community College of Philadelphia’s board of trustees. Mr. Armbrister received a Bachelor of Arts degree in Political Science and Economics from the University of Pennsylvania in 1979 and a Juris Doctor degree from the University of Michigan Law School in 1982. We believe Mr. Armbrister’s over 35 years of experience in education, law, government and finance gives him valuable insight and enables him to make significant contributions as a member of our board of directors.
Teresa M. Brenner, 57, has served as one of our independent directors since 2016 and has served as our lead independent director since July 2019. Ms. Brenner retired from Bank of America Corporation in 2012, where she had served in a variety of roles for approximately 20 years, including most recently as a managing director and associate general counsel. Ms. Brenner served on the board of directors of Residential Capital, LLC from March 2013 to December 2013, during its restructuring and through the confirmation of its bankruptcy proceeding. Ms. Brenner has also held a variety of philanthropic roles, including serving as president of Temple Israel. Ms. Brenner received a Bachelor of Arts degree from Alma College in 1984 and a Juris Doctorate from Wake Forest University School of Law in 1987. We believe Ms. Brenner’s extensive experience in corporate governance, law and finance makes her qualified to serve as a member of our board of directors.

    Michael T. Eckhart, 72, has served as one of our independent directors since 2019. Mr. Eckhart has served as a clinical professor of sustainable finance at the University of Maryland School of Public Policy since 2020, and also as an adjunct professor at Columbia University’s Graduate School of International and Policy Affairs, teaching Environmental Finance since 2016. In 2019, Mr. Eckhart retired as managing director and global head of Environmental Finance from Citigroup, Inc., where he led Citigroup Inc.’s work in establishing the Green Bond Principles. Prior to joining Citigroup in 2011, Mr. Eckhart was the founding president of the American Council on Renewable Energy, a Washington DC-based 501(c)(3) non-profit organization that unites finance, policy and technology to accelerate the transition to a renewable energy economy. He previously led the SolarBank Initiative in Europe, India and South Africa, and worked in power generation and advanced technology with United Power Systems, Aretê Ventures, General Electric Company and Booz, Allen & Hamilton. Prior to that, he also served in the U.S. Navy Submarine Service. He has received several awards including Renewable Energy Man of the Year of India, the Skoll Award for Social Entrepreneurship, and the International Solar Energy Society’s Global Policy Leadership Award. He is vice chairman of the Oyster Recovery Partnership in Maryland and a director of the International Solar Energy Society headquartered in Frieberg Germany. He received a Bachelor of Science degree in Electrical & Electronic Engineering from Purdue University and a Master in Business Administration from Harvard Business School. We believe Mr. Eckhart’s extensive experience in renewable energy and finance makes him qualified to serve as a member of our board of directors.

Nancy C Floyd, 66, has served as one of our independent directors since March 2021 and has served since 1993 as a managing director of Nth Power LLC, a venture capital firm she founded that specializes in clean energy technology. From 1989 to 1993, Ms. Floyd joined and started the technology practice for the utility consulting firm, Barakat and Chamberlain. From 1985 to 1988, Ms. Floyd was on the founding team and worked at PacTel Spectrum Services, a provider of network management services. In 1982, Ms. Floyd founded and later served as chief executive officer of NFC Energy Corporation, one of the first wind development companies in the United States. From 1977 to 1980, Ms. Floyd served as director of special projects of Vermont Public Service Board (currently known as Vermont Public Utility Commission). Ms. Floyd has also served on the boards of various organizations, including chair of the board and chair of the compensation committee of Tempronics, Inc. since 2014, member of the board of directors of First Fuel Inc. from 2014 to 2019, Glasspoint Solar from 2014 to 2020, chair of the audit committee of AltaGas Services and AltaGas Power Holdings (U.S.) Inc. (TSX: ALA) from 2018 to 2019, and member of the audit and governance committees of WGL Holdings, Inc. and Washington Gas (NYSE: WGL) from 2011 to 2018, among others. Also, since 2018, Ms. Floyd has served as fund advisor to Activate Capital and, since 2017, on the investment committee for The Christensen Fund. Ms. Floyd received a Bachelor of Arts degree in Government from Franklin & Marshall College in 1976 and a Master of Arts degree in Political Science from Rutgers University in 1977. We believe Ms. Floyd’s extensive experience in clean energy technology and utilities makes her qualified to serve as a member of our board of directors.

    Simone F. Lagomarsino, 59, has served as one of our independent directors since 2019. Ms. Lagomarsino has served as president and chief executive officer of Luther Burbank Corporation and Luther Burbank Savings since January 2, 2019, and has also served on the board of directors of Luther Burbank Corporation since November 30, 2018. Additionally, Ms. Lagomarsino currently serves on the board of directors of the Federal Home Loan Bank of San Francisco where she has provided leadership as the chair of the audit committee and chair of the risk committee. Prior to joining Luther Burbank Corporation, Ms. Lagomarsino was president and chief executive officer of the Western Bankers Association and a director of Pacific Premier Bancorp and Pacific Premier Bank. From 2011 to 2016, she served as chief executive officer of Heritage Oaks Bank, and president and chief executive officer and a director of Heritage Oaks Bancorp. Ms. Lagomarsino also previously held executive positions with Hawthorne Financial Corporation, Ventura County National Bank, and Kinecta Federal Credit Union. Ms. Lagomarsino received a Bachelor of Arts degree in Economics from Claremont McKenna College and a Masters in Business Administration from Claremont Graduate University. We believe Ms. Lagomarsino’s extensive experience in leadership roles in the Federal Home Loan Bank of San Francisco and numerous other financial institutions, including public companies, gives her valuable insight and enables her to make significant contributions as a member of our board of directors.
Charles M. O’Neil, 68, has served as one of our independent directors since 2013. Mr. O’Neil retired from ING Capital, LLC, at the end of 2015, where he served in a variety of executive and management roles for over 20 years, including as president, chief executive officer and chairman of the board of ING Capital, LLC and head of Structured Finance, Americas, the largest operating unit of ING Capital. Mr. O’Neil received a Bachelor of Science degree in Finance from The Pennsylvania State University in 1974 and a Master in Business Administration degree in International Finance from Fordham University in 1978. We believe Mr. O’Neil’s experience of over 35 years in structured and project finance focusing on energy related projects, combined with his senior management role with a large international bank’s wholesale banking activities in the Americas, makes him qualified to serve as a member of our board of directors.
Richard J. Osborne, 70, has served as one of our independent directors since 2013 and served as our lead independent director from April 2014 to July 2019. Mr. Osborne retired from Duke Energy Corporation in 2006, having served in a variety of executive roles including chief financial officer, chief risk officer, treasurer and group vice president for Public & Regulatory Affairs during his 31 years with the organization. Mr. Osborne also served as a director of Duke Energy Field Services, a joint venture between Duke Energy Corporation and ConocoPhillips, and as a director of TEPPCO Partners, LP, a master limited partnership managing mid-stream energy assets. He also chaired the Finance Divisions of the Southeastern Electric Exchange and Edison Electric Institute, and was a founding board member of the Committee of Chief Risk Officers. Subsequent to leaving Duke Energy, Mr. Osborne executed consulting assignments for clients in, or serving, the energy industry. Mr. Osborne presently serves on the boards of Chautauqua Institution, Johnson C. Smith University, and is chair of the board of trustees of Penland School of Craft. Mr. Osborne received a Bachelor of Arts degree in History and Economics from Tufts University in 1973 and a Master of Business Administration from the University of North Carolina at Chapel Hill in 1975. We believe that Mr. Osborne’s over 35 years of experience in energy sector finance makes him qualified to serve as a member of our board of directors.
Steven G. Osgood, 64, has served as one of our independent directors since 2015. Mr. Osgood has served as the chief executive officer of Square Foot Companies, LLC, a Cleveland, Ohio based private real estate company focused on self-storage and single-tenant properties since 2008. Mr. Osgood is also a trustee for National Storage Affiliates Trust, a real estate investment trust (“REIT”) focused on the ownership of self-storage properties, since its public offering in April 2015. Mr. Osgood serves as chair of the finance committee for the company and on its audit committee. Prior to his current position, Mr. Osgood served as president and chief financial officer of U-Store-It Trust (now named CubeSmart), a Cleveland based self-storage REIT from the company’s initial public offering in 2004 to 2006. He also served as chief financial officer of several other REITs. Mr. Osgood is a former Certified Public Accountant. He graduated from Miami University with a Bachelor of Science degree in 1978 and graduated from the University of San Diego with a Masters in Business Administration in 1987. We believe that Mr. Osgood’s REIT experience and over 20 years of experience in corporate finance make him qualified to serve as a member of our board of directors.
Our board of directors recommends a vote FOR the election of Messrs. Armbrister, Eckel, Eckhart, O’Neil, Osborne, and Osgood and Mses. Brenner, Floyd and Lagomarsino as directors.

A plurality of all the votes cast on the proposal at the Annual Meeting at which a quorum is present is necessary to elect a director. Proxies solicited by our board of directors will be voted FOR Messrs. Armbrister, Eckel, Eckhart, O’Neil, Osborne, and Osgood and Mses. Brenner, Floyd and Lagomarsino, unless otherwise instructed. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

We have a majority vote policy for the election of directors. In an uncontested election, any nominee for director who receives a greater number of votes “withheld” from his or her election than votes “for” such election is required to tender his or her resignation to our board of directors. The Nominating, Governance and Corporate Responsibility Committee is required to promptly consider the resignation and make a recommendation to our board of directors with respect to the tendered resignation. Our board of directors is required to take action with respect to this recommendation. Any director who tenders his or her resignation to our board of directors will not participate in the committee’s consideration or board action regarding whether to accept such tendered resignation. The policy is more fully described below under the “Environmental and Social Responsibility and Corporate Governance—Corporate Governance Guidelines—Majority Vote Policy” section of this proxy statement.

In accordance with our Charter and Bylaws, any vacancies occurring on our board of directors, including vacancies occurring as a result of the death, resignation, or removal of a director, or due to an increase in the size of our board of directors, may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is duly elected and qualifies.
    There is no familial relationship, as defined under the SEC regulations, among any of our directors or executive officers. See “Environmental and Social Responsibility and Corporate Governance—Director Independence.”

2. RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of our board of directors (the “Audit Committee”) has appointed Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021. Our board of directors is requesting that our stockholders ratify this appointment of Ernst & Young LLP.
Ernst & Young LLP has audited our or our predecessor's consolidated financial statements since 1983 and has also provided certain tax and other services to us.
Neither our Bylaws nor other governing documents or law require stockholder ratification of the Audit Committee’s appointment of Ernst & Young LLP as our independent registered public accounting firm. However, our board of directors is submitting the appointment of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. In the event that ratification of this appointment of independent registered public accounting firm is not approved at the Annual Meeting, the Audit Committee will review its future selection of our independent registered public accounting firm. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interests.
Representatives of Ernst & Young LLP are expected to attend the Annual Meeting virtually via webcast and will be available to respond to appropriate inquiries from stockholders.
Independent Registered Public Accounting Firm Fees
The following table summarizes the aggregate fees (including related expenses) billed to us for professional services provided by Ernst & Young LLP for 2020 and 2019.

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
	(in thousands)
Audit fees (1)	$2,124	$2,085
Audit-related fees (2)	174	234
Tax fees (3)	279	212
Total	$2,577	$2,531

(1)Audit fees include fees and expenses related to the annual audit of the financial statements of the Company and its subsidiaries and our internal controls over financial reporting, the review of the consolidated financial statements included in our quarterly reports on Form 10-Q and for services associated with our public offerings, including review of the registration statement and related issuances of comfort letters and consents and other services related to SEC matters.
(2)Audit-related fees include fees and expenses related to agreed-upon procedures performed on certain of our financing transactions.
(3)    Tax fees include fees and expenses related to tax compliance and tax return preparation services, as well as tax planning and advisory services.
The Audit Committee’s charter provides that the Audit Committee shall review and pre-approve the engagement fees and the terms of all auditing and non-auditing services to be provided by the external auditors and evaluate the effect thereof on the independence of the external auditors. The chair of the Audit Committee is authorized to pre-approve any audit or non-audit service on behalf of the committee up to an amount of $50,000, with such decisions presented to the full committee at its next meeting.

Our board of directors recommends a vote FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2021.
A majority of all of the votes cast on this proposal at the Annual Meeting at which a quorum is present is required for its approval. Proxies solicited by our board of directors will be voted FOR this proposal, unless otherwise instructed. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

3. STOCKHOLDER ADVISORY (NON-BINDING) VOTE TO APPROVE OUR EXECUTIVE COMPENSATION
The Dodd-Frank Wall Street Reform and Consumer Protection Act enacted in July 2010 includes a provision, which is further required by Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), commonly referred to as “Say on Pay,” that entitles our stockholders to cast an advisory (non-binding) vote to approve the resolution approving the compensation of our named executive officers (“NEOs”) as disclosed in this proxy statement. At the 2017 Annual Meeting of Stockholders, our stockholders voted for a one-year interval for the advisory vote on executive compensation.
We believe that our compensation policies and practices are strongly aligned with the long-term interests of our stockholders. Stockholders are urged to read the Executive Compensation section of this proxy statement, and especially the Compensation Discussion and Analysis, which discusses our compensation philosophy and how our compensation policies and practices implement our philosophy.
As described more fully in that discussion, our compensation programs are designed to achieve the following objectives:
•    aligning our management team’s interests with stockholders’ expectations, including our continued investment in solutions that reduce carbon emissions or increase resilience to climate change;
•     motivating and rewarding our management team to grow our assets and earnings in a manner that is consistent with appropriate risk-taking and based on sound corporate governance practices; and
•     attracting and retaining an experienced, diverse and effective management team while also maintaining an appropriate expense structure.
One of the guiding principles underlying the Compensation Committee’s executive compensation philosophy is that compensation should encourage and reward strong financial and operational performance. In furtherance of this philosophy, the Compensation Committee established the 2020 annual incentive plan with quantitative and qualitative performance goals based upon the Company’s strategic goals. The quantitative goals were intended to focus our NEOs on the key financial metrics that impact the Company’s results and stockholder value, including Distributable Earnings (as defined below) (1) and Distributable ROE (as defined below) (2). The qualitative goals included an evaluation of overall performance of each NEO. Set forth below is graphical illustration of our GAAP Earnings per share, GAAP ROE, Distributable Earnings per share and Distributable ROE.

GAAP Earnings per Share
(fully diluted)
$1.50
$1.00
$0.50
$0.32
$0.57
$0.75
$1.24
$1.10
2016
2017
2018
2019
2020

GAAP Return on Equity
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
2.9%
5.1%
5.7%
9.4%
7.7%
2016
2017
2018
2019
2020

Distributable Earnings per Share
$2.00
$1.50
$1.00
$0.50
$1.20
$1.27
$1.38
$1.40
$1.55
2016
2017
2018
2019
2020

Distributable Return on Equity
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
10.1%
10.2%
11.1%
10.5%
10.7%
2016
2017
2018
2019
2020

(1)Distributable Earnings per share is not a financial measure calculated in accordance with GAAP. In 2020, we changed the name of our primary Non-GAAP earnings metric from Core Earnings to Distributable Earnings with no change in the historical method of calculation. A reconciliation of 2020 Distributable Earnings to GAAP net income is located on page 69 of our Form 10-K for the year ended December 31, 2020. A reconciliation of 2019 Distributable Earnings (then called Core Earnings) to GAAP net income is located on page 65 of our Form 10-K for the year ended December 31, 2019. We refer to this metric as “Distributable Earnings." In accordance with our investment policy, we will only invest in assets that are negative on incremental carbon emissions or have some other tangible environmental benefit such as reducing water consumption. As a result, our Distributable Earnings and other performance metrics that are based on Distributable Earnings are linked to the positive contributions we make to the environment. We believe that Distributable Earnings has been a meaningful indicator of our economic performance and is useful to our investors as well as management in evaluating our performance as it relates to expected dividend payments over time. As a REIT, we are required to distribute substantially all our taxable income in the form of dividends, which is a principal focus of our investors. Additionally, we believe that our investors also use Distributable Earnings, or a comparable supplemental performance measure, to evaluate and compare our performance to that of our peers, and as such, we believe that the Distributable Earnings metric is useful to our investors.
(2)Distributable Return on Equity is not a financial measure calculated in accordance with GAAP. It is calculated as annual Distributable Earnings as described above divided by the average of our GAAP stockholders' equity as of the last day of the four quarters during the year. GAAP stockholders’ equity as of December 31, 2020, is located on page 85 of our Form 10-K for the year ended December 31, 2020. GAAP stockholders’ equity as of March 31, June 30, and September 30, 2020 are located on page 1 of the respective quarter’s Form 10-Q. We refer to this metric as “Distributable ROE."
In addition, during 2020, we achieved the following milestones that we believe position us for future success:
•    Delivered $1.10 GAAP Earnings per share on a fully diluted basis in 2020, compared to $1.24 in 2019
•Delivered $1.55 Distributable Earnings per share on a fully diluted basis in 2020, compared to $1.40 in 2019, representing 11% year-on-year growth and a 7% three-year compound annual growth rate - exceeding the high end of previously communicated three-year guidance
•Grew balance sheet portfolio 38% year-on-year to $2.9 billion and managed assets 16% to $7.2 billion as of the end of 2020
•    Closed $1.9 billion of transactions in 2020, compared to $1.3 billion in 2019 and representing a 48% year-on-year increase
•Enhanced disclosures on Diversity, Equity, Inclusion, and Justice ("DEIJ") in annual SEC filing
•Recognized by Institutional Investor Research for Best Financially Material ESG Disclosure
•Recorded highest annual carbon reductions score in company history with an estimated 2.0 million metric tons of annual carbon emissions that will be avoided annually by our transactions closed in 2020 - equating to a CarbonCount® score of 1.03 metric tons per $1,000 invested. For additional details related to these carbon emissions standards, see “Environmental and Social Responsibility and Corporate Governance—Environmental Impact”

•Declared Social Dividend of $1 million in the first quarter of 2021 to capitalize newly formed Hannon Armstrong Foundation
Higher recurring net investment income due to significant origination volumes, a continued reduction to our financing costs, and continued strength in gain on sale and other fee income contributed to a successful year. This resulted in Distributable Earnings per share and Distributable ROE exceeding our predetermined target which, when taken together, entitled the NEOs to receive 200% of their target corporate performance bonus amounts, which was 70% of NEO incentive compensation. It was also determined, based on Compensation Committee evaluation and input from the CEO, that the NEOs had performed at expected levels on their individual performance measures, which comprised the remaining 30% of such NEO compensation. The calculated corporate performance combined with individual performance resulted in the NEOs receiving an average of 170% of their target incentive compensation, an increase from approximately 106% from 2019.
Overall, we believe these 2020 results provide us a solid foundation to achieve longer-term future success. Our compensation decisions for 2020 have considered the challenges faced and results achieved by our management team in 2020. See “Executive Compensation—Compensation, Discussion and Analysis” for additional details related to our compensation policies and practices and the achievement of our performance goals.
We are requesting your non-binding vote on the following resolution:
“RESOLVED, that our stockholders approve, on an advisory basis, the compensation of the Named Executive Officers as described in the proxy statement for the 2021 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and narrative disclosures.”
Because your vote is advisory, it will not be binding upon us or our board of directors. However, the Compensation Committee, which is responsible for designing and administering our executive compensation programs, values your opinion and will take into account the outcome of the vote when considering future executive compensation arrangements.
Our board of directors recommends a vote FOR approval of the non-binding advisory resolution approving the compensation of the Named Executive Officers as described in the Compensation Discussion and Analysis, the compensation tables and other narrative disclosures in this proxy statement.
If a quorum is present, the affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve, on an advisory basis, the resolution approving the compensation of our Named Executive Officers. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.

BOARD AND COMMITTEE MATTERS
Board of Directors
Our board of directors is responsible for overseeing our affairs and it conducts its business through meetings and actions taken by written consent in lieu of meetings. Our board of directors intends to hold at least four regularly scheduled meetings per year, generally one per calendar quarter, and additional special meetings as necessary. For the period from January 1, 2020 through December 31, 2020, our board of directors held twenty meetings. All of our directors attended 100% of the meetings of our board of directors and of the committees of our board of directors on which they served during this period, either in person or telephonically. All the directors then serving on our board of directors attended our 2020 virtual annual meeting of stockholders and all directors currently serving on our board of directors intend to attend our 2021 virtual annual meeting. Our board of directors’ policy, as set forth in our Corporate Governance Guidelines (the “Guidelines”), is to encourage and promote the attendance by each director at all scheduled meetings of our board of directors and all meetings of our stockholders.
Committees of our Board of Directors
Our board of directors has four standing committees: the Audit Committee, the Compensation Committee, the Nominating, Governance and Corporate Responsibility Committee and the Finance and Risk Committee.
Audit Committee
Steven Osgood (Chair), Nancy Floyd, Simone Lagomarsino and Richard Osborne are the current members of the Audit Committee. Our board of directors has determined that all of the members of the Audit Committee are independent as required by the NYSE listing standards, SEC rules governing the qualifications of Audit Committee members, the Guidelines, the Independence Standards (as defined below) and the written charter of the Audit Committee. Our board of directors has also determined, based upon its qualitative assessment of their relevant levels of knowledge and business experience (see “Election of Directors” in this proxy statement for a description of our directors’ respective backgrounds and experience), that Mr. Osgood, Ms. Floyd, Ms. Lagomarsino and Mr. Osborne each qualify as an “audit committee financial expert” for purposes of, and as defined by, the SEC rules and each has the requisite accounting or related financial management expertise required by NYSE listing standards. In addition, our board of directors has determined that all of the members of the Audit Committee are financially literate as required by the NYSE listing standards.
The Audit Committee is responsible for engaging our independent registered public accounting firm, reviewing with the independent registered public accounting firm the plans and results of the audit engagement, approving professional services provided by the independent registered public accounting firm, reviewing the independence of the independent registered public accounting firm, considering the range of audit and non-audit fees and reviewing the adequacy of our internal accounting controls.
The Audit Committee met seven times during 2020. These meetings were designed, among other things, to discharge our board of directors’ responsibilities relating to our and our subsidiaries’ corporate accounting and reporting practices, the quality and integrity of our consolidated financial statements, our compliance with applicable legal and regulatory requirements, the performance, qualifications and independence of our external auditors, and the staffing, scope of work, performance, budget, responsibilities and qualifications of our internal audit function. The Audit Committee also has responsibility for reviewing our policies with respect to risk assessment and risk management, which responsibility is shared with the Finance and Risk Committee. The Audit Committee is also responsible for reviewing with management and external auditors our unaudited interim and audited annual financial statements as well as approving the filing of our financial statements, meeting with officers responsible for certifying our Form 10-K or any quarterly report on Form 10-Q prior to any such certification and reviewing with such officers disclosures related to any significant deficiencies or material weaknesses in the design or operation of internal controls. The Audit Committee is charged with periodically discussing with our external auditors such auditors’ judgments about the quality, not just the acceptability, of our accounting principles as applied in our consolidated financial statements.
The specific responsibilities of the Audit Committee are set forth in its written charter, which is available for viewing on our website at www.hannonarmstrong.com.
Compensation Committee
Richard Osborne (Chair), Teresa Brenner, and Steven Osgood are the current members of the Compensation Committee. Our board of directors has determined that each of the members of the Compensation Committee is independent as required by the NYSE listing standards, SEC rules, the Guidelines, the Independence Standards and the written charter of the Compensation Committee. The Compensation Committee, which met nine times during 2020, is responsible for, among other things, overseeing the approval, administration and evaluation of our compensation plans, policies and programs, and reviewing the compensation of our directors and executive officers. The specific responsibilities of the Compensation Committee are set forth in its written charter, a copy of which is available for viewing on our website at www.hannonarmstrong.com.
    Since 2018, the Compensation Committee has engaged Pay Governance LLC (“Pay Governance”), a compensation consulting firm, to assist the Compensation Committee on the setting of certain annual bonus targets for our NEOs. In July 2019, the Compensation Committee also engaged Pay Governance to provide analysis and recommendations regarding (1) base salaries, annual bonuses and long-term incentive compensation for our executive management team, and (2) the director compensation program for independent members of our board of directors. Pay Governance was also engaged in March 2021 to evaluate the benefits of adopting a DEIJ policy as well as proposing various performance standards related to the promotion of such policy as it relates to the composition of the members of our board of directors and leadership team against which annual CEO compensation would be evaluated by our board of directors. Pay Governance reports directly to the Compensation Committee and the Compensation Committee has determined that Pay Governance is independent pursuant to the Company's Compensation Committee charter.
Nominating, Governance and Corporate Responsibility Committee
Teresa Brenner (Chair), Clarence Armbrister, Michael Eckhart, and Charles O’Neil are the current members of the Nominating, Governance and Corporate Responsibility Committee. Our board of directors has determined that all of the members of the Nominating, Governance and Corporate Responsibility Committee are independent as required by the NYSE listing standards, the Guidelines, the Independence Standards and the written charter of the Nominating, Governance and Corporate Responsibility Committee. The Nominating, Governance and Corporate Responsibility Committee, which met six times during 2020, is responsible for, among other things, reviewing periodically and making recommendations to our board of directors on the range of qualifications that should be represented on our board of directors and eligibility criteria for individual board membership, as well as seeking, considering and recommending to our board qualified candidates for election as directors and approving and recommending to the full board of directors the appointment of each of our officers and, if necessary, a lead independent director. For a discussion of the consideration of diversity in the process by which candidates for director are considered for nomination by the Nominating, Governance and Corporate Responsibility Committee, and the process for identifying and evaluating nominees for director, including nominees recommended by stockholders, please see “Environmental and Social Responsibility and Corporate Governance—Identification of Director Candidates” in this proxy statement. The Nominating, Governance and Corporate Responsibility Committee reviews and makes recommendations on matters involving the general operation of our board of directors and our corporate governance and annually recommends nominees for each committee of our board of directors. The committee also periodically reviews the Company’s strategies, activities, policies, and communications regarding sustainability and other environmental, social and governance (“ESG”) related matters and makes recommendations to our board of directors. In this capacity, the committee reviews our CarbonCount® score discussed in the “Environmental and Social Responsibility and Corporate Governance—Environmental Impact” section below. In addition, the committee annually facilitates the assessment of our board of directors’ performance as a whole and that of the individual directors and reports thereon to our board of directors.
The specific responsibilities of the Nominating, Governance and Corporate Responsibility Committee are set forth in its written charter, which is available for viewing on our website at www.hannonarmstrong.com.

Finance and Risk Committee
Charles O’Neil (Chair), Michael Eckhart, Nancy Floyd and Simone Lagomarsino are the current members of the Finance and Risk Committee. Our board of directors has determined that all of the members of the Finance and Risk Committee are independent under the NYSE listing standards, the Guidelines, the Independence Standards and the written charter of the Finance and Risk Committee. The Finance and Risk Committee, which met six times during 2020, has responsibility for the assessment, monitoring and oversight of matters relating to the Company’s financings. The Finance and Risk Committee also discusses and reviews policies and guidelines with respect to our risk assessment and risk management for various risks, including, but not limited to, our interest rate, counter-party, credit, capital availability, refinancing and certain environmental risks. The Finance and Risk Committee also reviews and assesses the adequacy of our insurance coverage and our cybersecurity policies and programs.
In February 2021, the Finance and Risk Committee charter was amended to remove a redundant requirement to review, assess and monitor the Company’s reserves as this obligation resides with the Audit Committee.
The specific responsibilities of the Finance and Risk Committee are set forth in its written charter, which is available for viewing on our website at www.hannonarmstrong.com.

Report of the Audit Committee
The Audit Committee has furnished the following report for the fiscal year ended December 31, 2020:
The Audit Committee is responsible for monitoring the integrity of our consolidated financial statements, our system of internal controls, our risk management, the qualifications, independence and performance of our independent registered public accounting firm and our compliance with related legal and regulatory requirements. The Audit Committee has the sole authority and responsibility to select, determine the compensation of, evaluate and, when appropriate, replace our independent registered public accounting firm. The Audit Committee operates under a written charter adopted by our board of directors.
Management is primarily responsible for our financial reporting process including the system of internal controls and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States. Ernst & Young LLP, our independent registered public accounting firm, is responsible for performing an independent audit of our annual consolidated financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States and on the effectiveness of the company’s internal controls over financial reporting based on criteria established in 2013 by the Committee of Sponsoring Organizations of the Treadway Commission. The Audit Committee’s responsibility is to oversee and review the financial reporting process. The Audit Committee is not, however, professionally engaged in the practice of accounting or auditing and does not provide any expert or other special assurance as to such financial statements concerning compliance with laws, regulations or accounting principles generally accepted in the United States or as to auditor independence. The Audit Committee relies, without independent verification, on the information provided to it and on the representations made by our management and our independent registered public accounting firm.
Representatives of Ernst & Young LLP attended the Audit Committee meetings on at least a quarterly basis. These meetings were designed, among other things, to facilitate and encourage communication among the Audit Committee, management and Ernst & Young LLP. The Audit Committee reviewed and discussed the Company’s audited financial statements with management and Ernst & Young LLP. The Audit Committee also discussed with Ernst & Young LLP matters that independent accounting firms must discuss with audit committees under generally accepted auditing standards and standards of the Public Company Accounting Oversight Board (the “PCAOB”), including, among other things, matters related to the conduct of the audit of our consolidated financial statements and the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, which included a discussion of Ernst & Young LLP’s judgments about the quality (not just the acceptability) of our accounting principles as applied to financial reporting. The Audit Committee met with Ernst & Young LLP, with and without management present, to discuss the results of their audit.

The Audit Committee also discussed with Ernst & Young LLP their independence from the Company. Ernst & Young LLP provided to the Audit Committee the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent accountant’s communication with audit committees concerning independence and represented that it is independent from us. The Audit Committee also received regular updates on the amount of fees and scope of audit, audit-related and tax services provided by Ernst & Young LLP.
Based on the Audit Committee’s review and these meetings, discussions and reports, and subject to the limitations on the Audit Committee’s role and responsibilities referred to above and in its written charter, the Audit Committee recommended to our board of directors that our audited consolidated financial statements for the fiscal year ended December 31, 2020 be included in our Form 10-K filed with the SEC. The Audit Committee has also appointed Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021 and is presenting this selection to our stockholders for ratification.
Audit Committee
Steven G. Osgood
Nancy Floyd
Simone Lagomarsino
Richard Osborne
April 13, 2021
The foregoing Report of the Audit Committee shall not be deemed under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, to be (i) “soliciting material” or “filed” or (ii) incorporated by reference by any general statement into any filing made by us with the SEC, except to the extent that we specifically incorporate such report by reference.

COMPENSATION OF INDEPENDENT DIRECTORS
A director who is also an employee of the Company is referred to as an executive director. Executive directors do not receive compensation for serving on our board of directors. We pay directors’ fees only to those directors who are independent under the NYSE listing standards, as more fully described in the section under “Environmental and Social Responsibility and Corporate Governance—Director Independence”. We have approved and implemented a compensation program for our independent directors that consists of an annual cash retainer fee and long-term equity awards as described below. We also reimburse each of our independent directors for their respective expenses incurred in connection with their respective board responsibilities. The following table summarizes the annual compensation received by our independent directors for 2020.
Director Compensation Table for 2020

Name	Fees Paid or Earned in Cash ($) (1)	Stock Awards ($) (2)	Total ($)
Teresa M. Brenner	105,000	57,616	162,616
Michael T. Eckhart	65,000	57,616	122,616
Simone F. Lagomarsino	32,500	76,333	108,833
Charles M. O’Neil	80,000	57,616	137,616
Richard J. Osborne	80,000	57,616	137,616
Steven G. Osgood	—	106,588	106,588
(1)    Amounts in this column represent annual retainer and committee chair fees paid to independent directors for service in 2020. Ms. Lagomarsino elected to receive 50% of her fees in cash and 50% in stock. Mr. Osgood elected to receive all of his fees in stock. All other independent directors elected to receive all of their fees in cash.

(2)    In 2020, each of Messrs. Eckhart, O’Neil and Osborne and Ms. Brenner were granted 3,226 long-term incentive plan (“LTIP”) units in Hannon Armstrong Sustainable Infrastructure Capital Partnership, LP, the Company's operating partnership (our “Operating Partnership.”) Ms. Lagomarsino was granted 4,274 LTIP units and Mr. Osgood was granted 5,968 LTIP units. The grants were valued at $17.86 per share, the closing price per share of our Common Stock on the NYSE at the date of grant. The grant date fair value was computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718 and the assumptions and methodologies set forth in our Form 10-K for the year ended December 31, 2020 (Note 2 and Note 11, Equity). The LTIP units granted in 2020 vest on May 15, 2021. As of December 31, 2020, Ms. Brenner and each of Messrs. Eckhart, O’Neil, and Osborne held 3,226 unvested LTIP units, Ms. Lagomarsino held 4,274 unvested LTIP units and Mr. Osgood held 5,968 unvested LTIP units.

The components of the independent director compensation are as follows:
•     cash retainer of $65,000 annually per director;
•     cash retainer to the Lead Independent Director of $25,000 annually;
•     cash retainer to the Chair of the Audit Committee of $20,000 annually;
•cash retainer to each of the Chairs of the Compensation Committee, the Nominating, Governance and Corporate Responsibility Committee and the Finance and Risk Committee of $15,000 annually; and
•equity grant of $100,000 annually per director in the form of LTIP units. LTIP units are described in more detail as set forth below under “Executive Compensation —Compensation Discussion and Analysis—Equity Incentive Plan.”
  All cash fees described above are paid quarterly in arrears. Our board of directors permitted directors to make an election, on or before December 31, 2019, to receive equity in the form of LTIP units in lieu of all or a portion of their cash compensation for 2020.
Our directors are also subject to stock ownership guidelines, which are described in more detail as set forth below under “Executive Compensation —Compensation Discussion and Analysis—Stock Ownership Guidelines for Named Executive Officers and Directors.”

Changes to our Director Compensation for 2021
For 2021, our board of directors approved an increase in the cash retainer to $100,000, the targeted annual equity grant to $120,000 per director, and the cash retainer to the Chair of the Audit Committee and Chair of the Compensation Committee to

$25,000 each. Consistent with 2020, our board of directors permitted directors to make an election, on or before December 31, 2020, to receive equity in the form of LTIP units in lieu of all or a portion of their cash compensation for 2021.

ENVIRONMENTAL AND SOCIAL RESPONSIBILITY AND CORPORATE GOVERNANCE

Environmental Impact
    We invest in climate solutions developed by the leading companies in the energy efficiency, renewable energy and other sustainable infrastructure markets and own a diversified portfolio of sustainable infrastructure projects focused on reducing or mitigating the impacts of climate change through the allocation of our capital across these markets. Under the direction of our chief executive officer and the board of directors, we are focused on achieving a high level of environmental and social responsibility and strong corporate governance. The Nominating, Governance and Corporate Responsibility Committee of our board of directors is responsible for our ESG oversight, including related policies and communications. Additionally, we have a committee comprised of employees from across our organization that is focused on implementing ESG strategies and policies and reports directly to our chief executive officer. Annually we publish a report that illustrates our progress on these matters.
Our business and business strategy are focused on addressing climate change, in part through the reduction of carbon emissions that have been scientifically linked to climate change. In accordance with our investment strategy, we quantify the carbon impact of each of our investments. In addition, we operate our business in a manner intended to reduce our own environmental impact, including by purchasing carbon credits for 100% of the electricity used by our office, encouraging recycling and composting, and offering clean transportation employee incentives for electric and hybrid vehicles. We have also adopted policies focused on minimizing the environmental impact of our operations. We continue to implement the recommendations of the Task Force on Climate-related Financial Disclosures (“TCFD”), which are set forth in our Form 10-K.
We are a signatory to the United Nations Global Compact, an initiative focused on responsible business practices related to human rights, labor, the environment and anti-corruption. We participate in a number of initiatives and coalitions that share our commitment to climate action, corporate sustainability, climate-risk disclosure and reporting, and the expansion of clean energy including the United Nations-supported Principles for Responsible Investment, the United Nations Global Compact campaign entitled Business Ambition for 1.5°- Only Our Future, Climate Action 100+, and the reporting framework established by an international consortium of business and environmental NGOs referred to as the Climate Disclosure Standards Board.
In 2020, we joined the Partnership for Carbon Accounting Financials (“PCAF”), a global financial industry-led partnership to implement a consistent and transparent disclosure framework to report carbon emissions resulting from financed assets. We anticipate that our reporting in accordance with PCAF will be implemented by 2023.
With scientific consensus that global-warming trends are linked to human activities and resulting in various extreme weather events, we believe the Company is well-positioned to generate attractive risk-adjusted returns by investing in, and managing a portfolio of, assets that address climate-changing carbon emissions. Further, with increasing weather related events, we see similar investment opportunities in infrastructure assets that mitigate the impact of, and increase the resiliency to, these weather events and other adverse impacts of climate change.
Our vision is that every investment improves our climate future and thus the carbon impact of an investment is at the core of our business model. We believe that climate positive investments will produce attractive risk adjusted returns and require investments to be neutral to negative on incremental carbon emissions or have some other tangible environmental benefit such as reducing water consumption.
Our climate-positive investment thesis is based on the following theories:
•More efficient technologies are more productive and thus should lead to higher economic returns;
•Lower portfolio risk is inherent in a portfolio of smaller investments, generated by trends of increasing decentralization and digitalization of energy assets, compared to larger, centralized utility-scale investments;
•Investing in assets aligned with scientific consensus and broadly held societal values will reduce potential regulatory and social costs through better internalization of externalities; and
•Assets that reduce carbon emissions represent an embedded option that may increase in value if regulatory authorities were to set a price on carbon emissions.
As part of our investment process, we calculate the ratio of the estimated first year of metric tons of carbon emissions avoided by our investments divided by the capital invested to quantify the carbon impact of our investments. In this calculation, which we refer to as CarbonCount®, we use emissions factor data, expressed on a CO2 equivalent basis, from the U.S. Government or the International Energy Administration to an estimate of a project’s energy production or savings to compute an estimate of metric tons of carbon emissions avoided. We estimate that our investments originated in 2020 will reduce annual carbon emissions by approximately 2.0 million metric tons, equating to a CarbonCount® of 1.03. In addition to carbon, we also consider other environmental attributes, such as water use reduction, stormwater remediation benefits and stream restoration benefits.

In assessing our performance and results of operations, we also consider the impact of our operations on the environment. We utilize the carbon emissions categorizations established by the World Resources Institute Greenhouse Gas Protocol Corporate Standards to set goals and calculate our estimated emissions. The categorizations are as follows:

•Scope 1 GHG emissions - Direct emissions - Emissions from operations that are owned or controlled by the reporting company.

•Scope 2 GHG emissions - Indirect emissions - Emissions from the generation of purchased or acquired energy such as electricity, steam, heating or cooling, consumed by the reporting company.

•Scope 3 GHG emissions - Indirect emissions - All other indirect emissions that occur in the value chain of the reporting company, including both upstream and downstream emissions.
The table below illustrates our goals and performance for 2020 in metric tons ("MT").

Category	Goal	Performance	Verification (3)
Scope 1 GHG emissions	0 MT	0 MT	Apex Cos.
Scope 2 GHG emissions	0 MT	0 MT (1)	Apex Cos.
Scope 3 GHG emissions	0 MT (2)	<200 MT (2)	Apex Cos.
Scope 3 GHG less avoided emissions from 2020 investments (4)	<0 MT	(1,800,000) MT	N/A
(1)Performance stated is market-based.
(2)Our stated actual performance for Scope 3 GHG emissions does not include the carbon emissions reductions as a result of our investments. The first year carbon emissions reductions as a result of our investments originated in 2020 are 2.0 million MT.
(3)In addition to our internal review, Apex Companies, LLC was commissioned as an independent organization to verify our GHG emissions reporting as estimated in accordance with GHG measurement and reporting protocols of the World Resources Institute / World Business Council for Sustainable Development Greenhouse Gas Protocol Corporate Accounting and Reporting Standard (Scope 1, 2) and Corporate Value Chain Accounting and Reporting Standard (Scope 3).
(4)This metric (sometimes referred to as Scope 4 emissions) adjusts our Scope 3 GHG emissions to include the expected annual avoided emissions of our 2020 investments to illustrate the full climate impact of our operations including the positive externalities of our investments.
Human Capital Overview
Our culture is focused on hiring and retaining highly talented employees with diverse backgrounds and empowering them to create value for our stockholders. Our success is dependent on employee understanding of their respective roles in creating that value as well as our investment in the continuity of our workforce. Our chief executive officer periodically leads employee meetings intended to reinforce the importance of sustainability and regularly meets with small groups of employees to receive their feedback on our business. Our employees are responsible for upholding our purpose, values, strategy, and talent leadership expectations.
It is important to us that our employees are engaged in our mission of sustainability. We also want them to be engaged to drive our business forward, to recruit from their networks, and envision a long tenure with us. We meet no less than quarterly as a Company to provide information to employees on our mission, strategic planning and financial results. We continuously evaluate our employees’ level of engagement by walking the floors (or, when the team is working remotely, scheduling one-on-one check-in calls) and asking open-ended questions. We also evaluate our employees’ engagement via formal surveys or similar tools on a periodic basis. We care about our employees’ employment experience and care about them as individuals who are motivated in different ways.
We adhere to a blended learning approach with the understanding that our people learn from experiences (on the job and in life), from other people (mentors or supportive managers), and formal learning and training programs. We acknowledge that learning is highly individualized and needs to be offered in a way that is most conducive to a specific learner’s needs. We run a periodic education series which includes internal and external speakers presenting topics of interest that are relevant to our employees. We provide multiple learning solutions which cover a wide range of areas such as diversity and inclusion training, leadership skills, financial knowledge, technology training, and presentation skills. We also support the pursuit of advanced certifications and degrees in areas including business, science and engineering, and liberal and fine arts and employ formal and informal coaching arrangements.
Managers hold performance conversations with their employees on a periodic basis (targeting a minimum of twice a year) to ensure they receive the performance feedback they deserve, and to allow managers to obtain insight into how to support the development of their staff, and to ensure that performance expectations are clear and aligned with the overarching objectives of the Company. We also provide continuous dialogue in between these formal touchpoints.

We provide attractive benefits that promote the health of our employees and their families and design compelling job opportunities, aligned with our mission, in an energizing work environment. We also encourage our employees to continue to develop in their careers, including by obtaining advanced degrees or professional certifications. We compensate our employees according to our fair remuneration policies and believe in paying for performance. Therefore, employees generally receive a portion of their compensation in the form of equity grants tied to performance. We encourage our employees to contribute their time to support various community and charitable activities and sponsor several local community organizations with a primary focus on environmental organizations. In addition to competitive base salaries, cash bonuses, and equity participation for the majority of employees, we are committed to continuously evaluating and ensuring the competitiveness of our benefits offerings so that we meet the various needs of our employees and their families. Despite a healthcare environment that is facing rising costs, we continue to pay the vast majority of the cost of our employees’ healthcare insurance.
Our total rewards include:
•    Medical/Prescription Drug
•Dental
•Vision
•Group Life/AD&D Insurance
•Long-Term Disability (LTD)
•401k Retirement Plan with match
•Vacation
•Tuition reimbursement
•Reimbursement for gym memberships and equipment
•Employee assistance program – encompasses wellness, legal, and financial tools and resources
•Flu shot clinics on-site
•Leave policies include 11 paid holidays, maternity and paternity plans, and paid time off including sick leave.
We also take a values-driven, broad view of diversity and inclusion. We believe that fostering an internal climate that is supportive and allows people of all backgrounds to flourish lends itself to the highest levels of Company performance and facilitates the attraction and retention of best-in-class talent. We further believe it is inherently the right way to conduct business and we have received support, encouragement and insightful observations from some of our socially responsible investors in this regard. We support an innovative, creative culture where people can bring their best and most authentic selves to work. Employees who hold divergent opinions are encouraged to voice their views. We have implemented processes to track and report internally on key talent metrics including workforce demographics, critical role pipeline data, diversity data, and engagement and inclusion indices.
We are committed to identifying and developing the talents of our next generation of leaders and our decisions regarding staffing, selection, and promotions are made on the basis of individual qualifications related to the requirements of the position. We endeavor to select qualified individuals from a diverse pool of candidates sourced from broad outreach and networking efforts when we are recruiting. We are committed to the sourcing and promotion of highly-qualified women, people of color and other under-represented groups for management and positions with our board of directors. We are also challenging ourselves to better support our female and underrepresented employees in their onboarding, training, development and progression within the Company.
Our policy is “equal pay for equal work” in compliance with applicable state law. Compensation for our employees is based upon experience, seniority, educational-attainment, and individual contribution and company performance against goals.
Human Capital Metrics
As part of our broader human capital strategy, we monitor and disclose certain metrics which help us understand our workforce and our progress in fostering a diverse and inclusive work environment. As of December 31, 2020, we employed 73 people full-time, one person part-time, and five people as independent contractors. As a growing company, the average tenure of our employees as of December 31, 2020, was approximately 5 years, and more than 47% of our employees had been employed by us for more than 4 years.
We are undertaking studies and are focused on continuing to increase the diversity of our workforce at all levels of our organization and we continue to develop goals to enhance diversity and inclusion. These metrics are and will continue to be actively managed and will be reported along with the results of the studies to our executive leadership and our board of directors and will be summarized, as appropriate, in subsequent public disclosures.
Metrics surrounding the diversity and inclusion of our workforce as of December 31, 2020 are shown below:
Percentage of various levels of the workforce who identify as male or female
Percentage of various levels of the workforce who identify as racial- or ethnic-minorities

Percentage of various levels of the workforce who possess degrees outside the fields of business or economics, including in science and engineering, liberal and fine arts, and law.

Corporate Governance Philosophy
Our corporate governance philosophy is based on maintaining a close alignment of our interests with those of our stockholders. Notable features of our corporate governance structure include the following:
•    our Guidelines provide for a majority vote policy for the election of directors pursuant to which any nominee who receives a greater number of votes “withheld” from his or her election than votes “for” such election shall promptly tender his or her resignation to our board of directors, which shall consider whether or not to accept such resignation, as described in greater detail below;
•our board of directors is not staggered, with each of our directors subject to re-election annually;
•     our board of directors has determined that eight of our nine directors are independent for purposes of the NYSE corporate governance listing standards and Rule 10A-3 under the Exchange Act;
•we have a Lead Independent Director, who convenes and chairs executive sessions of the independent directors to discuss certain matters without management present, as described in greater detail below;
•     four of our directors each qualify as an “audit committee financial expert” as defined by the SEC;
•    three of our directors, including our Lead Independent Director, are women, constituting 33% of our board of directors;
•     we have established a target retirement age of 75 for our directors;
•     we have an active stockholder outreach program, including annually providing our stockholders the opportunity to vote on an advisory basis on the compensation of NEOs;
•our board members and NEOs are required to maintain certain levels of stock ownership in our company ranging between three and six times their base salary or retainer, depending on position;

•     our Statement of Corporate Policy Regarding Equity Transactions prohibits our directors and officers from hedging our equity securities, holding such securities in a margin account or pledging such securities as collateral for a loan;
•     we have a Clawback Policy that provides for the possible recoupment of performance or incentive-based compensation in the event of an accounting restatement due to material noncompliance by us with any financial reporting requirements under the securities laws (other than due to a change in applicable accounting methods, rules or interpretations);
•    we have opted out of the control share acquisition statute in the Maryland General Corporation Law (the “MGCL”);
•we have exempted from the business combinations statute in the MGCL transactions that are approved by our board of directors (including a majority of our directors who are not affiliates or associates of the acquiring person);
•    we do not have a stockholder rights plan (i.e., no poison pill);
•    our Nominating, Governance and Corporate Responsibility Committee oversees and directs our ESG strategies, activities, policies and communications; and
•we have a committee comprised of employees from across our organization that is focused on implanting ESG strategies, policies and reports.
In order to foster the highest standards of ethics and conduct in all business relationships, we have adopted a Code of Business Conduct and Ethics policy (the “Code of Conduct”). This policy, which covers a wide range of business practices and procedures, applies to our officers, directors, employees, agents, representatives, and consultants. In addition, we have implemented a whistleblowing policy (the “Whistleblower Policy”) that sets forth procedures by which any Covered Persons (as defined in the Whistleblower Policy) may report, on a confidential basis, concerns relating to any questionable or unethical accounting, internal accounting controls or auditing matters with our Audit Committee as well as any potential code of conduct or ethics violations with our Nominating, Governance and Corporate Responsibility Committee or our chief legal officer. We review these policies on a periodic basis with our employees.

Role of our Board of Directors and Risk Oversight
Pursuant to our Charter and Bylaws and the MGCL, our business and affairs are managed under the direction of our board of directors. Our board of directors has the responsibility for establishing broad corporate policies and for our overall performance and direction but is not involved in our day-to-day operations which are managed by our senior management team. Members of our board of directors keep informed of our business by participating in meetings of our board of directors and its committees, by reviewing analyses, reports and other materials provided to them and through discussions with the chairman of our board of directors, president and chief executive officer and other executive officers and other employees of the Company.
Currently, Mr. Eckel serves as the chairman of our board of directors and chief executive officer. In addition, our board of directors has an active Lead Independent Director, Teresa M. Brenner. Our board of directors believes that this leadership structure is best for the Company and its stockholders at this time. In his dual role, Mr. Eckel uses his extensive experience in managing companies operating in the energy sector and expertise in energy investments for over 35 years through many business cycles to effectively and efficiently guide the Company and our board of directors, including overseeing the Company’s strategies relating to ESG matters. He fulfills his responsibilities as chairman of our board of directors through close interaction with Ms. Brenner and the committee chairs.
In reaching the conclusion that the roles of the chairman and chief executive officer should be held by one person, our board of directors has considered the performance of the Company since its IPO as well as the views expressed by our stockholders and other constituents, both through stockholder votes and through direct outreach by management and our board of directors. Our board of directors concluded that Mr. Eckel is a well-seasoned leader with a proven track record of leading the Company over a long period of growth both before and after our IPO. Based on his and our track record, our board of directors determined that Mr. Eckel is the best person to continue to lead the Company and our board of directors. Our board of directors also considered the actual board relationships and determined that there is actual and effective independent oversight of management by our supermajority independent board led by Ms. Brenner in her capacity as our Lead Independent Director.
In connection with their oversight of risk to our business, our board of directors considers feedback from management concerning the risks related to our business, operations and strategies. The Finance and Risk Committee of our board of directors has the responsibility to discuss and review policies with respect to our risk assessment and risk management, including, but not limited to, guidelines and policies to govern the process by which risk assessment and risk management is undertaken, the adequacy of our insurance coverage, our interest rate risk management, our counter-party and credit risks, our capital availability, our refinancing risks, and our cybersecurity risk. Our Audit Committee also consults with the Finance and Risk Committee on certain of these matters. Management regularly reports to our board of directors on our leverage policies, our asset acquisition process, any asset impairments and our compliance with applicable REIT and Investment Company Act of 1940 rules. Members of our board of directors routinely meet with management in connection with their consideration of matters submitted for the approval of our board of directors and the risks associated with such matters.
Our board of directors believes that its composition protects stockholder interests and provides sufficient independent oversight of management. A supermajority of our current directors are “independent” under NYSE listing standards, as more fully described elsewhere in this section under “Environmental and Social Responsibility and Corporate Governance—Director Independence.” The independent directors, led by Ms. Brenner, our Lead Independent Director, meet separately from management at least four times a year and are active in the oversight of the Company. The independent directors oversee such critical matters as the integrity of our financial statements, the evaluation and compensation of executive officers and the selection and evaluation of directors. Each independent director has the ability to add items to the agenda of our board of directors meetings or raise subjects for discussion that are not on the agenda for that meeting.

Ms. Brenner works with the chairman of our board of directors to establish the agenda for regular meetings of our board of directors, serves as chair of regular meetings of our board of directors when our chairman is absent, presides at executive sessions, serves as a liaison between our chairman and chief executive officer and our independent directors, and encourages dialogue between our independent directors and management. She also establishes the agenda for meetings of our independent directors and performs such other duties as our board of directors may establish or delegate.
Our board of directors believes that its supermajority independent composition and the roles that our independent directors perform provide effective corporate governance at our board of directors’ level and independent oversight of both our board of directors and management. The current governance structure, when combined with the functioning of the independent director component of our board of directors and our overall corporate governance structure, strikes an appropriate balance between strong and consistent leadership and independent oversight of our business and affairs.
Code of Business Conduct and Ethics
Our board of directors has adopted a Code of Conduct that applies to our directors, executive officers, employees, agents, representatives, and consultants. The Code of Conduct was designed to assist in complying with the law, in resolving moral and ethical issues that may arise and in complying with our policies and procedures. Among the areas addressed by the Code of Conduct are compliance with applicable governmental, state and local laws, compliance with securities laws, the use and protection of company assets, data privacy, the protection of our confidential corporate information, dealings with the press and communications with the public, internal accounting controls, improper influence of audits, records retention, fair dealing, discrimination and harassment, health and safety, and conflicts of interest, including payments and gifts by third parties, outside financial interests that might be in conflict with our interests, access to our confidential records, corporate opportunities, and loans. The Code of Conduct is available for viewing on our website at www.hannonarmstrong.com. We will also provide the Code of Conduct, free of charge, to stockholders who request it. Requests should be directed to Steven L. Chuslo, our chief legal officer, executive vice president and secretary, at Hannon Armstrong Sustainable Infrastructure Capital, Inc., 1906 Towne Centre Blvd, Suite 370, Annapolis, Maryland 21401.
Corporate Governance Guidelines
Our board of directors has adopted the Guidelines that address significant issues of corporate governance and set forth procedures by which our board of directors carries out its responsibilities. Among the areas addressed by the Guidelines are the composition of our board of directors, its functions and responsibilities, its standing committees, director qualification standards, access to management and independent advisors, director compensation, management succession, director orientation and continuing education and the annual performance evaluation and review of our board of directors and committees. The Guidelines are available for viewing on our website at www.hannonarmstrong.com. We will also provide the Guidelines, free of charge, to stockholders who request it. Requests should be directed to Steven L. Chuslo, our chief legal officer, executive vice president and secretary, at Hannon Armstrong Sustainable Infrastructure Capital, Inc., 1906 Towne Centre Blvd, Suite 370, Annapolis, Maryland 21401.
Majority Vote Policy
The Guidelines provide for a majority vote policy for the election of directors. Pursuant to this policy, in any uncontested election of directors, any nominee who receives a greater number of votes “withheld” from his or her election than votes “for” such election shall promptly tender his or her resignation to our board of directors following certification of the stockholder vote. The Nominating, Governance and Corporate Responsibility Committee shall promptly consider the resignation and make a recommendation to our board of directors with respect to the tendered resignation. In considering whether to accept or reject the tendered resignation, the Nominating, Governance and Corporate Responsibility Committee shall consider all factors it deems relevant, which may include the stated reasons, if any, why stockholders withheld votes from the director, any alternatives for curing the underlying cause of the withheld votes, the length of service and qualifications of the director, the director’s past and expected future contributions to the Company, the composition of our board of directors, and such other information and factors as members of the Nominating, Governance and Corporate Responsibility Committee shall determine are relevant.
Our board of directors will act on the Nominating, Governance and Corporate Responsibility Committee’s recommendation no later than 90 days after the certification of the stockholder vote. Any director who tenders his or her resignation to our board of directors will not participate in the Nominating, Governance and Corporate Responsibility Committee’s consideration or board action regarding whether to accept such tendered resignation.
We will promptly disclose our board of director’s decision whether to accept the resignation as tendered (providing a full explanation of the process by which the decision was reached and, if applicable, the reasons for rejecting the tendered resignation) in a press release, a filing with the SEC or in another broadly disseminated means of communication.
Director Independence
The Guidelines provide that a majority of the directors serving on our board of directors must be independent as required by NYSE listing standards. In addition, as permitted under the MGCL, our board of directors has adopted certain independence standards (the “Independence Standards”) to assist it in making determinations with respect to the independence of directors. The Independence Standards are available for viewing on our website at www.hannonarmstrong.com. Based upon its review of all relevant facts and circumstances, our board of directors has affirmatively determined that eight of our nine current directors—Clarence Armbrister, Teresa Brenner, Michael Eckhart, Nancy Floyd, Simone Lagomarsino, Charles O’Neil, Richard Osborne and Steven Osgood—qualify as independent directors under the NYSE listing standards and the Independence Standards.
Identification of Director Candidates
In accordance with the Guidelines and its written charter, the Nominating, Governance and Corporate Responsibility Committee is responsible for identifying director candidates for our board of directors and for recommending director candidates to our board of directors for consideration as nominees to stand for election at our annual meetings of stockholders. Director candidates are recommended for nomination for election as directors in accordance with the procedures set forth in the written charter of the Nominating, Governance and Corporate Responsibility Committee.
We seek highly qualified director candidates from diverse business, professional and educational backgrounds who combine a broad spectrum of experience and expertise with a reputation for the highest personal and professional ethics, integrity and values. The Nominating, Governance and Corporate Responsibility Committee periodically reviews the appropriate skills and characteristics required of our directors in the context of the current composition of our board of directors, our operating requirements and the long-term interests of our stockholders. In accordance with the Guidelines, directors should possess the highest personal and professional ethics, integrity and values, exercise good business judgment, be committed to representing the long-term interests of the Company and our stockholders and have an inquisitive and objective perspective, practical wisdom and mature judgment. The Nominating, Governance and Corporate Responsibility Committee reviews director candidates with the objective of assembling a slate of directors that can best fulfill and promote our goals, taking into consideration personal factors and professional characteristics of each potential candidate, and recommends director candidates based upon contributions they can make to our board of directors and management and their ability to represent our long-term interests and those of our stockholders.
The Nominating, Governance and Corporate Responsibility Committee evaluates the skill sets required for service on our board of directors and has developed a list of potential director candidates. If it is determined there is the need for additional or replacement board members, the Nominating, Governance and Corporate Responsibility Committee will assess potential director candidates included on the list as well as other appropriate potential director candidates based upon information it receives regarding such potential candidates or otherwise possesses, which assessment may be supplemented by additional inquiries. In conducting this assessment, the Nominating, Governance and Corporate Responsibility Committee considers knowledge, experience, skills, diversity and such other factors as it deems appropriate in light of our current needs and those of our board of directors. The Nominating, Governance and Corporate Responsibility Committee may seek input on such director candidates from other directors, including the chairman and chief executive officer, and recommends director candidates to our board of directors for nomination. The Nominating, Governance and Corporate Responsibility Committee does not solicit director nominations, but it will consider recommendations by stockholders with respect to elections to be held at an annual meeting, so long as such recommendations are sent on a timely basis and in accordance with applicable law and our Bylaws. The Nominating, Governance and Corporate Responsibility Committee will evaluate nominees recommended by stockholders against the same criteria that it uses to evaluate other nominees. The Nominating, Governance and Corporate Responsibility Committee may, in its sole discretion, engage one or more search firms or other consultants, experts or professionals to assist in, among other things, identifying director candidates or gathering information regarding the background and experience of director candidates. The Nominating, Governance and Corporate Responsibility Committee will have sole authority to approve any fees or terms of retention relating to these services.

Our stockholders of record who comply with the advanced notice procedures set forth in our current Bylaws and outlined under the “Submission of Stockholder Proposals” section of this proxy statement may nominate candidates for election as directors. Our Bylaws currently provide that any stockholder intending to nominate a director or present a stockholder proposal of other business for consideration at the 2022 annual meeting of stockholders, but not intending for such a nomination or proposal to be considered for inclusion in our proxy statement and proxy card relating to such meeting (i.e., not pursuant to Rule 14a-8 of the Exchange Act), must notify us in writing no earlier than the 150th day and not later than 5:00 p.m., Eastern time, on the 120th day prior to the first anniversary of the date of the proxy statement for the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting with respect to which such notice is to be tendered is not held within 30 days before or after the anniversary of the date of the preceding year’s annual meeting of stockholders, to be timely, notice by the stockholder must be received no earlier than the 150th day and not later than 5:00 p.m., Eastern time, on the 120th day prior to the first anniversary of the date of the immediately preceding annual meeting of stockholders, as originally convened, or the close of business on the tenth day following the day on which public announcement of the date of such meeting is first made. Accordingly, to submit a director candidate for consideration for nomination at our 2022 annual meeting of stockholders, stockholders must submit the recommendation, in writing, by 5:00 p.m., Eastern time on December 14, 2021, but in no event earlier than November 14, 2021. The written notice must set forth the information and include the materials required by our current Bylaws. The advanced notice procedures set forth in our current Bylaws do not affect the right of stockholders to request the inclusion of proposals in our proxy statement pursuant to SEC rules. See “Submission of Stockholder Proposals” for information regarding providing timely notice of stockholder proposals under SEC rules.
Annual Board of Directors and Committee Assessments
Our board of directors and each of its committees conducts an annual self-assessment process, implemented and overseen by our Nominating, Governance and Corporate Responsibility Committee in order to review the effectiveness of our board of directors and its committees. The formal self-evaluation may be in the form of written or oral questionnaires and may be administered by board members and/or by third parties, as determined appropriate by our Nominating, Governance and Corporate Responsibility Committee for the related performance cycle. Director feedback is solicited at both the board and committee levels. The results of our board of directors and committee self-assessments are compiled and presented to our board of directors, and items identified in the self-assessments requiring follow-up are monitored on an ongoing basis by our board of directors and by management. In addition to the formal annual board and committee evaluation process, our Lead Independent Director speaks with each board member at least quarterly, and receives input regarding board and committee practices and management oversight. Throughout the year, committee members also have the opportunity to provide input directly to committee chairs or to management.
Personal Loans to Executive Officers and Directors
We comply with, and operate in a manner consistent with, applicable law prohibiting extensions of credit in the form of personal loans to or for the benefit of our directors and executive officers.
Director Attendance at Annual Meetings of Stockholders
As set forth in the Guidelines, our policy is to encourage and promote the attendance by each director at all scheduled meetings of our board of directors and all meetings of our stockholders.
Communications with our Board of Directors
Our board of directors has approved a process to enable communications with the independent members of the board of directors or the chair of any of the committees of the board of directors. Communications by email should be sent to legaldepartment@hannonarmstrong.com. Communications by regular mail should be sent to the attention of Steven L. Chuslo, our chief legal officer, executive vice president and secretary, at our office at 1906 Towne Centre Blvd, Suite 370, Annapolis, MD 21401. Each communication received will be reviewed to determine whether the communication requires immediate action. All appropriate communications received, or a summary of such communications, will be sent to the appropriate member(s) of our board of directors. However, we reserve the right to disregard any communication we determine is unduly hostile, threatening, illegal, does not reasonably relate to us or our business, or is similarly inappropriate. Our secretary, or his or her delegate, has the authority to disregard any inappropriate communications or to take other appropriate actions with respect to any such inappropriate communications.
In addition, any of our stockholders and any other person may make a good faith report to the Audit Committee regarding any questionable or unethical accounting or auditing matters via regular mail addressed to the Audit Committee, 1906 Towne Centre Blvd, Suite 370, Annapolis, MD 21401.

Executive Sessions of Independent Directors
The independent directors serving on our board of directors meet in executive sessions at least four times per year at regularly scheduled meetings of our board of directors. These executive sessions of our board of directors are presided over by our Lead Independent Director.
Active Stockholder Outreach
    We believe that engaging with investors is fundamental to our commitment to good governance and essential to maintaining our industry-leading practices. Throughout the year, we seek opportunities to connect with our investors to gain and share valuable insights into current and emerging business and governance trends. During 2020, we held over 300 meetings with stockholders whose ownership represent approximately 42% of shares outstanding as of the end of the year to discuss various key corporate matters. Topics discussed include our investment criteria, interest rate and other risk management practices, political and regulatory matters and our focus on sustainability and strong governance practices, including with respect to allowing our stockholders to amend our bylaws. These meetings were conducted in person, via teleconference or one-on-one at industry conferences. Our engagement activities take place throughout the year and we also conduct quarterly earnings calls where we try to answer many of the new questions that we receive during our investor outreach.
Corporate Governance Review
In overseeing our corporate policies and our overall performance and direction, our board of directors has adopted the approach of operating in what it believes are the long-term best interests of the Company and our stockholders. In operating under these principles, our board of directors continuously reviews our corporate governance structure and considers whether any changes are necessary or desirable. As part of this review, our board of directors has adopted a number of corporate governance guidelines to better align the interests of our directors with those of our stockholders, including those set forth above. As part of this review, our board of directors also considered amending our bylaws to allow our stockholders (without the concurrence of our board of directors) to implement bylaw amendments. After careful consideration of this matter and discussion with some of our larger stockholders, our board of directors has determined that at this time, it remains in the best interests of our stockholders and the Company that the authority to amend our bylaws continues to remain vested exclusively in our board of directors as is permitted by Maryland law and which has been the case since our IPO in 2013. We continue to monitor and evaluate developments on this issue.
Management Succession Planning
    Our board of directors recognizes that management succession planning is a fundamental and ongoing part of its responsibilities. Our Nominating, Governance and Corporate Responsibility Committee has utilized a framework relating to executive succession planning under which the Committee has defined specific criteria for, and responsibilities of, each of the executive officer roles of the Company. The Committee then focuses on the skill set needed to succeed in these roles both on a long-term and an emergency basis. Our Lead Independent Director also meets on this topic separately with our CEO and facilitates additional discussions with our independent directors about executive succession planning throughout the year, including at executive sessions. Succession planning remains a priority for our Nominating, Governance and Corporate Responsibility Committee, which has worked with Mr. Eckel to ensure an appropriate emergency succession protocol and to develop our long-term succession plan.

INFORMATION REGARDING OUR EXECUTIVE OFFICERS
Our Named Executive Officers and their ages as of April 8, 2021 are as follows:

Name	Age
Jeffrey W. Eckel	62
Jeffrey A. Lipson	53
Susan D. Nickey	60
Nathaniel J. Rose	43
Steven L. Chuslo	63
Daniel K. McMahon	49
Marc Pangburn	35
J. Brendan Herron	60
Biographical information with respect to Mr. Eckel is set forth above under “Election of Directors—Information Regarding the Nominees for Election as Directors.”
Jeffrey A. Lipson, 53, has served as an executive vice president and our chief operating officer since 2021 and chief financial officer since 2019. Previously, Mr. Lipson was president and chief executive officer and director of Congressional Bancshares and its subsidiary Congressional Bank from 2013 to 2018. Mr. Lipson continues to serve on the board of directors of Congressional Bank. Mr. Lipson has also been a senior vice president and the treasurer of CapitalSource Inc. and its subsidiary CapitalSource Bank and a senior vice president, Corporate Treasury, at Bank of America and its predecessor FleetBoston Financial. Mr. Lipson received a Bachelor of Science degree in Economics from Pennsylvania State University in 1989 and a Masters in Business Administration in Finance from New York University’s Leonard N. Stern School of Business in 1993. Mr. Lipson serves on the Board of Directors of the Jewish Council for the Aging of Greater Washington
Susan D. Nickey, 60, has served as executive vice president and chief client officer since January 2021. Ms. Nickey previously served as a managing director from 2014 to 2021. Ms. Nickey currently serves as interim treasurer on the board of directors of the American Clean Power Association and also serves on the board of directors of the American Council of Renewable Energy. Additionally, Ms. Nickey is a member of the President’s Council at Ceres, a non-profit sustainability advocacy organization. Previously, she founded and served as CEO of Threshold Power. Ms. Nickey received a Bachelor in Business Administration from the University of Notre Dame in 1983 and a Master’s of Science in Foreign Service from Georgetown University in 1986.
Nathaniel J. Rose, CFA, 43, has been an executive vice president since 2015 and our chief investment officer since 2017 and assumed the role of co-chief investment officer in January 2021. He served as our chief operating officer from 2015 to 2017, our chief investment officer from 2013 to 2015 and has been with the Company and its predecessor since 2000. He has been involved with a vast majority of our transactions since 2000. He earned a joint Bachelor of Science and Bachelor of Arts degree from the University of Richmond in 2000, a Master of Business Administration degree from the Darden School of Business Administration at the University of Virginia in 2009, is a CFA charter holder and has passed the CPA examination. He holds Series 63 and 79 securities licenses.
Steven L. Chuslo, 63, has served as an executive vice president and our general counsel and secretary since 2013 and assumed the role of chief legal officer in January 2021. Previously, Mr. Chuslo has served with the predecessor of our company as general counsel and secretary from 2008 to 2013. Mr. Chuslo has more than 30 years of experience in the fields of securities, commercial and project finance, energy project development, and U.S. federal regulation. Mr. Chuslo received a Bachelor of Arts degree in History from the University of Massachusetts Amherst in 1982 and a Juris Doctorate from the Georgetown University Law Center in 1990.
Daniel K. McMahon, CFA, 49, has served as an executive vice president since 2015 and is the head of our portfolio management group. He has been with the Company and its predecessor since 2000 in a variety of roles, including as a senior vice president from 2007 to 2015. He has played a role in analyzing, negotiating, structuring, and managing several billion dollars of transactions. Mr. McMahon received his Bachelor of Arts degree from the University of California, San Diego in 1993, and is a CFA charter holder. He holds Series 24, 63 and 79 securities licenses.
Marc Pangburn, CFA, 35, has served as an executive vice president and a co-chief investment officer since January 2021. Mr. Pangburn joined the Company in 2013 and previously served as a managing director until 2021. Previously, Mr. Pangburn worked at MP2 Capital, a solar development and financing company, where he was responsible for structuring the firm’s transactions, and worked in the private capital group at New York Life Investments, focusing on utilities, energy and infrastructure debt and equity investments. Mr. Pangburn received his Bachelor of Arts degree in economics from Drew University and is a CFA charter holder

J. Brendan Herron, 60, has served as an executive vice president since 2013 and served as our chief financial officer from 2013 to 2019. Effective in April 2021, he will become a strategic advisor for the Company. He also served in a variety of roles at the predecessor of our company and its affiliates from 2011 to 2013 and from 1994 to 2005. He formerly served on the U.S. Commerce Secretary’s Renewable Energy and Energy Efficiency Advisory Committee and is presently a member of the Board of Trustees of Calvert Hall College High School (Baltimore, MD). Mr. Herron received a Bachelor of Science degree in accounting and computer science from Loyola University Maryland in 1982 and a Master of Business Administration degree from Loyola University Maryland in 1987 and has passed the CPA and CMA examinations.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
This Compensation Discussion and Analysis (“CD&A”) describes the executive compensation program that was in place for 2020 for our “chief executive officer” or “CEO,” our “CFO,” and our next four most highly compensated executive officers. We refer to these individuals as our “Named Executive Officers,” or “NEOs.”
This CD&A explains the overall objectives, elements and policies underlying our NEO compensation program for 2020. In general, our 2020 compensation consisted of a base salary, an annual bonus paid in cash and stock based on our 2020 performance and the 2020 long-term equity incentive program. We also provide some forward-looking detail in regard to current NEO's 2021 base salary that was adjusted to be effective April 2021 and annual bonus to be paid in cash and stock (if earned) based on our 2021 performance. This discussion contains forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs.
The CD&A also details the annual equity bonus awarded in 2020 for 2019 performance. We provide this detail in compliance with the SEC Summary Compensation Table reporting rules, which require that all equity award values granted in the fiscal year of 2020 be disclosed, despite the fact that these particular equity awards were made in connection with 2019 performance.
Executive Summary
We invest in climate solutions developed by the leading companies in the energy efficiency, renewable energy and other sustainable infrastructure markets. We believe we are one of the first U.S. public companies solely dedicated to such climate change investments. Our goal is to generate attractive returns from a diversified portfolio of projects with long-term, predictable cash flows from proven technologies that reduce carbon emissions or increase resilience to climate change.
We are internally managed, and our management team has extensive relevant industry knowledge and experience, dating back more than 30 years. We have long-standing relationships with the leading energy service companies, manufacturers, project developers, utilities, owners and operators. Our origination strategy is to use these relationships to generate recurring, programmatic investment and fee-generating opportunities. Additionally, we have relationships with leading banks, investment banks, and institutional investors from which we are referred additional investment and fee generating opportunities.

Executive Compensation Program Objectives
The Compensation Committee of our board of directors is responsible for establishing and administering policy with respect to the compensation of our NEOs on an annual basis. We are committed to providing an executive compensation program that supports the following goals and philosophies:
•    aligning our management team’s interests with those of our stockholders, including our continued investment in solutions that reduce carbon emissions and increase resilience to climate change;
•     motivating and rewarding our management team for executing our operational plans with a focus on sustainable long-term growth in a manner that is consistent with appropriate risk-taking based on sound corporate governance practices; and
•    attracting and retaining an experienced and effective management team while also maintaining an appropriate expense structure.
Structure of Our Executive Compensation Program
As discussed in more detail herein, our executive compensation program is comprised of the following primary compensation elements:
•     base salary, which is an element of compensation set at levels that are commensurate with our NEOs positions and provide fixed pay to attract and retain our NEOs, taking into account our budgeted operating expenses;

•    incentive compensation (annual bonus) that is payable in cash or equity that vests over a period of time from date of grant and is based on achievement of certain quantitative and qualitative corporate and individual performance objectives; and
•     long-term equity incentive program comprised of awards subject to both time-based and performance-based vesting that are designed to meet both our long-term growth and retention objectives.

For 2020, over 75% of our targeted executive compensation was variable or equity-based (as opposed to a fixed cash amount) as shown below:

		Percentage of 2020 Targeted Compensation
Compensation Element	Type of Compensation	Mr. Eckel	Other Named Executive Officers
Annual base salary	Fixed	13%	19% to 24%
Annual cash or equity incentive	Variable / Equity-based	24%	23% to 31%
Long-term equity incentive program	Variable / Equity-based	63%	45% to 58%
Our Compensation Committee believes having a significant portion of variable or equity-based compensation achieves our goals of encouraging high performance, promoting accountability, retaining skilled and diverse leadership and motivating our executives to achieve our business objectives and aligning their interests with those of our stockholders.
Overview of 2020 Performance and our Pay for Performance Philosophy
One of the guiding principles underlying the Compensation Committee’s executive compensation philosophy is that compensation should encourage and reward strong financial and operational performance. Our executive compensation philosophy is also implicitly linked to ESG performance, as our financial performance is driven in part from investments that address climate change. In furtherance of this philosophy, the Compensation Committee established the 2020 annual incentive plan with quantitative and qualitative performance goals based upon the Company’s strategic goals. The quantitative goals were intended to focus our NEOs on the key financial metrics that impact the Company’s results and stockholder value, including Distributable Earnings per share and Distributable ROE. The qualitative goals included an evaluation of overall performance of each NEO.

Distributable Earnings per Share
$2.00
$1.50
$1.00
$0.50
$1.20
$1.27
$1.38
$1.40
$1.55
2016
2017
2018
2019
2020

Distributable Return on Equity
12.0%
10.0%
8.0%
6.0%
4.0%
10.1%
10.2%
11.1%
10.5%
10.7%
2016
2017
2018
2019
2020

Higher recurring net investment income due to significant origination volumes, a continued reduction to our financing costs, and continued strength in gain on sale and other fee income contributed to a successful year. This resulted in Distributable Earnings per share and Distributable ROE exceeding our predetermined targets which, when taken together, entitled the NEOs to receive 200% of their target corporate performance bonus amounts, which was 70% of NEO incentive compensation. It was also determined, based on Compensation Committee evaluation and input from the CEO, that the NEOs had performed at expected levels on their individual performance measures, which comprised the remaining 30% of such NEO compensation. The calculated corporate performance combined with individual performance resulted in the NEOs receiving an average of 170% of their target incentive compensation, an increase from approximately 106% from 2019.
Our 2020 results would not have been achieved without the leadership and efforts of the NEOs, and the results had a direct impact on the compensation decisions. In making its compensation decisions to be paid in 2021, the Compensation Committee recognized the 2020 results and achievements noted above, the performance of the Company and the NEOs, the performance of the Company as compared to other companies in our peer group (as defined below) and the contributions and accomplishments of our NEOs to our continuing growth.
Our Executive Compensation Program Best Practices
Our executive compensation program incorporates the following best practices:
•     Compensation Committee comprised solely of independent directors.
•     Independent compensation consultants that are engaged directly by the Compensation Committee and provide no other services to management or the Company.
•     Compensation structure with targeted compensation that is predominately variable based on performance and equity-based.
•     Compensation Committee reviews and considers total compensation for each NEO against a peer group (as defined below).
•     Robust stock ownership guidelines.
•    Clawback policy for the recoupment of performance or incentive-based compensation in the event of an accounting restatement due to material noncompliance by the Company with any financial reporting requirements under the securities laws.
•     Limited executive perquisites.
•    Hedging, pledging and margin accounts related to our Common Stock not permitted by any of our NEOs.
•    Equity incentive plan that prohibits repricing of stock options without prior stockholder approval.
•     Equity incentive plan provides that equity awards are subject to a minimum vesting period of no less than one year.
Process for Setting Executive Compensation
The Compensation Committee has primary responsibility for setting and approving the compensation of our chief executive officer and reviewing, approving and recommending to our board of directors, compensation for our other NEOs in a manner that is effective and consistent with our overall executive compensation strategy. As part of that responsibility, the Compensation Committee reviews on an individual basis the performance of our NEOs. As part of its process for reviewing the performance of our NEOs for 2020, the Compensation Committee considered the recommendations of our chief executive officer, with respect to the compensation of our NEOs.
The Compensation Committee typically reviews compensation levels for our NEOs near the beginning of each calendar year in determining base salaries and budgeted amounts for total compensation for the new fiscal year, and then meets again following the end of such fiscal year to review the Company’s and the NEOs’ actual performance, at which time it makes determinations with respect to adjustments to base salary, annual cash and equity bonuses and our long-term equity incentive program. As part of its annual review of the compensation paid to our NEOs, the Compensation Committee typically considers a number of factors in determining or structuring compensation, including the nature of the executive’s job and the responsibilities related thereto, the executive’s job performance compared to goals and objectives established for the Company and the executive at the beginning of the year, the experience level of the executive in his or her current position, the compensation levels of competitive jobs within our peer group (as defined below), our financial performance and financial condition, the execution of our investment and financing strategy, the impact of compensation determinations on our budgeted operating expense ratios and certain other quantitative and qualitative factors. These factors described above may vary from year to year in importance to, and usage by, the Compensation Committee, depending upon market conditions, corporate priorities and individual circumstances.

From 2016 to July 2019, the Compensation Committee engaged FTI to provide advice regarding the executive compensation program for our senior management team and board of directors, including analysis and recommendations regarding (1) base salaries, annual bonuses, including the mix of cash and equity, and long-term incentive compensation for our executive management team, (2) the director compensation program for independent members of our board of directors, and (3) other matters as requested by the Compensation Committee. From 2018, the Compensation Committee also engaged Pay Governance, a compensation consulting firm, to report to the Compensation Committee on the setting of certain annual bonus targets for our NEOs. In July 2019, the Compensation Committee replaced FTI with Pay Governance as its primary compensation consultant. Pay Governance was also engaged by the Compensation Committee in March 2021 to ascertain the benefits of adopting a DEIJ policy as well as proposing various performance standards related to the promotion of such policy as it relates to the composition of the members of the Company’s board of directors and leadership team against which annual CEO and the other NEOs’ compensation would be evaluated by the board of directors.
As part of the annual review of compensation payable to each of our NEOs, the Compensation Committee typically considers the compensation practices and levels at other companies that it deems generally comparable in structure and strategy. For 2020, this consideration was based on a July 2019 Pay Governance peer group development report that included other internally managed mortgage REITs or specialty-finance or renewable energy companies with market capitalizations ranging from approximately $0.7 billion to $2.3 billion as compared to our market capitalization at the same time of approximately $1.9 billion. We sometimes refer to this group as our “peer group” for purposes of determining compensation.

Arbor Realty Trust, Inc.	Pattern Energy Group Inc. *

Capstead Mortgage Corporation	Redwood Trust, Inc.

Hercules Capital, Inc.	SunPower Corporation

HFF, Inc. *	Sunrun Inc.

iStar Inc.	TPI Composites, Inc.

Ladder Capital Corp.	Vivint Solar, Inc. *

Main Street Capital Corporation	Walker & Dunlop, Inc.

New York Mortgage Trust, Inc.
* For purposes of evaluating comparative compensation levels for 2021 and thereafter, a change occurred in December 2020 that removed these companies from the peer group as they were no longer publicly traded. They were replaced with Plug Power, Inc., First Solar, Inc., Iron Mountain, Inc., CoreSite Realty Corporation, and Uniti Group Inc.
The Compensation Committee works jointly with management and the compensation consultant to design and implement a compensation plan that combines the elements of current cash compensation in the form of a base salary, an annual bonus (payable in cash and equity) and long-term equity incentive compensation in one plan, which we refer to as the executive compensation program, the components of which are described below. The Compensation Committee and our board of directors approved the program on an annual basis for the purpose of (i) attracting and retaining top performing employees, (ii) motivating employees by tying compensation directly to our financial performance, and (iii) rewarding exceptional individual performance that supports our overall objectives. The Compensation Committee believes that by issuing both cash and equity incentive awards based on an individual’s achievement of the performance criteria, the executive compensation program allows us to more closely match the incentives of our NEOs with both the long and short-term goals of the business while also improving our ability to monitor the results of our compensation program.
The Compensation Committee also reviews and makes recommendations to our board of directors annually with respect to the compensation of our independent directors. In setting director compensation, our board of directors generally considers the compensation practices and levels for directors paid by our peer group, as well as the expected time commitment from the independent directors in such year.
Scope of Authority of Compensation Committee
The Compensation Committee has overall responsibility for approving, evaluating and, in some cases, recommending to our board of directors, on an annual basis, director and officer compensation plans, policies and programs of the Company, including determining salaries, annual cash bonuses, equity awards, change in control and termination arrangements and director fees. Pursuant to its charter, the Compensation Committee has the sole authority to retain, terminate and pay any compensation consultant to be used to assist in the evaluation of director and senior executive compensation, as well as the authority to retain special legal, accounting or other consultants to advise the committee and may form subcommittees and delegate its authority to such subcommittees. No subcommittees were formed by the Compensation Committee in 2020.

Executive Compensation Program Components
The following provides an overview of our approach to each primary element of our NEO compensation program and an analysis of the compensation paid under each of these elements. Equity incentives are granted under the 2013 Hannon Armstrong Sustainable Infrastructure Capital, Inc. Equity Incentive Plan, as amended (the “Equity Incentive Plan”).

Compensation Element	Objective	Key Features

Base Salary (Cash)	• Provides a fixed element of compensation commensurate with each NEOs position and responsibility.	• Adjustments are generally considered annually based on individual performance, level of pay relative to the market and our peer group, internal pay equity, and retention issues.

Annual Incentive Compensation (Cash and Equity)
• Provides an annual incentive or bonus based upon our overall corporate and individual performance as well as objective and subjective performance criteria that are aligned with the strategic direction of the Company.

• Compensation Committee approves the overall corporate and individual performance measures as well as objective and subjective performance criteria on an annual basis.

• Compensation Committee determines allocation between cash and equity on an annual basis, as well as the vesting criteria of the annual equity awards.

Long-term incentive program (Equity)
• Provides equity-based incentives that contain multi- year vesting and/or performance criteria in order to further our retention objectives and align the interests of our NEOs with those of our stockholders over a longer time period.
• Compensation Committee determines allocation between time-based and performance-based awards. • Compensation Committee determines the performance targets and vesting criteria.

Health Welfare, and Other Benefits	• Offers all eligible employees a competitive benefits package, which includes health and welfare benefits, such as 401(k), medical, dental, disability insurance, and life insurance benefits.	• The plans under which these benefits are offered do not discriminate in scope, terms or operation in favor of officers and are available to all eligible employees.

Perquisites and Other Benefits
• Other than key man life insurance and disability benefits provided to Mr. Eckel as described below, we do not provide any perquisites and do not intend to provide perquisites exceeding $15,000 in the aggregate to our NEOs because we believe that we can provide better incentives for desired performance with compensation in the forms described above.
• N/A
In terms of compensation paid to our NEOs, we have generally provided annual base salaries and target annual bonus opportunities within a competitive range of the median of the peer group with a higher level of long-term incentive equity compensation. We do not, however, have a policy of targeting compensation for our NEOs to any specific level within the range of total compensation paid by our peer group (i.e., median, upper or lower); rather, we have attempted to structure our executive compensation program and to compensate our NEOs in a manner that is both competitive enough to retain their services and rewards their performance, hard work and dedication, but is also consistent with our needs to maintain an appropriate expense structure.

Base Salary
Base salary, which represents the fixed element of our executive compensation program, provides for basic economic security at a level that allows us to retain the executive’s services. The Compensation Committee generally establishes annual base salaries for our NEOs commensurate with the level of experience that the executive brings to the position, the nature of the responsibilities required of the executive, such as whether the executive is performing in multiple roles, how successful the executive is in achieving goals established by the Compensation Committee and the executive’s contributions to the Company, but does not assign any specific weights to these factors. As discussed in other parts of this CD&A, the Compensation Committee also considers the size of the Company and our budgeted operating expenses in setting annual base salaries. Base salaries are reviewed and may be adjusted to better match competitive market levels or to recognize an executive’s professional growth and development, increased responsibility or other discretionary factors. The table below reflects the annual salary of our NEOs with increases effective in April of each of the years:

Name	2019 Annual Salary ($)	2020 Annual Salary ($)	2021 Annual Salary ($) (1)
Jeffrey W. Eckel	639,500	639,500	825,000
Jeffrey A. Lipson	350,000	400,000	525,000
J. Brendan Herron (2)	400,000	400,000	—
Nathaniel J. Rose	380,000	390,000	415,000
Steven L. Chuslo	360,000	370,000	395,000
Daniel K. McMahon	355,000	365,000	390,000
Susan D. Nickey	—	—	370,000
Marc Pangburn	—	—	370,000
(1) Ms. Nickey and Mr. Pangburn are included in this chart to show 2021 salaries for new NEOs.
(2) Mr. Herron will transition to a strategic advisor consulting role for the Company as of April 18, 2021, the details of which are disclosed on form 8-K filed with the SEC.
The determination to increase base salaries in 2021 for certain of our NEOs was driven by the performance of our NEOs and our desire to establish a base salary that is more competitive in the market.
Annual Incentive Compensation or Bonuses
Annual incentive compensation, in the form of cash incentive compensation and equity incentive awards subject to time-based vesting conditions, is available to each of the NEOs under our executive compensation program, with the Compensation Committee determining the allocation between cash and equity. Incentive compensation serves as a means of linking annual compensation both to our overall performance and to objective and subjective performance criteria that are aligned with the Company’s strategic direction.
We provided our NEOs with the opportunity to earn annual incentive compensation for achieving corporate financial and non-financial goals for performance in 2019 and 2020. These bonus awards, which provide for no minimum award or guaranteed payment, are comprised of two parts: a quantitative component and a qualitative component.
The following chart summarizes the target bonus percentage and actual awarded bonus percentages for 2019 and 2020 calculated as a percentage of the base salary at the end of the respective year.

Name	2019 Target Bonus (%)	2020 Target Bonus (%)	2019 Actual Bonus (%)	2020 Actual Bonus (%)
Jeffrey W. Eckel	175	175	186	298
Jeffrey A. Lipson	125	125	135	212
J. Brendan Herron	125	125	133	220
Nathaniel J. Rose	150	150	158	255
Steven L. Chuslo	125	125	133	213
Daniel K. McMahon	125	125	130	213
The target bonus percentages for 2021 are unchanged from 2020 other than Mr. Lipson's, which increased to 150% of his base salary.

2019 Bonus Awards awarded in 2020
For 2019, our NEOs incentive compensation was weighted such that 70% was based on quantitative corporate performance measures and 30% was based on an evaluation of individual performance. The following table sets forth the quantitative corporate performance measure hurdles and corresponding incentive compensation payouts for each of the NEOs under the quantitative component of the incentive plan:

Corporate Performance Objectives (1)	Weighting	Quantitative Company Performance Hurdle (1)	Payout as a % of Target Upon Achievement of Hurdle (1)	Actual Performance
2019 Distributable Earnings / share	75%	$1.30 - $1.40	50%
		$1.40	100%	$1.40
		$1.40 - $1.47	150%

2019 Distributable ROE	25%	9.0% - 10.0%	50%
		10.0%	100%	10.5%
		10.0%-10.5%	150%

(1)     In 2020, we changed the name of Core Earnings and Core ROE to Distributable Earnings and Distributable ROE with no change in the historical method of calculation.
(2)     Actual results were interpolated between these values.

The calculated achievement of corporate goals was approximately 111% which, when combined with qualitative measures, resulted in our NEOs receiving an average of 106% of their targeted bonus. In accordance with the 2019 Bonus Awards, our NEOs received the following amounts of total incentive compensation for 2019 that was paid or granted in 2020:

Name	Total Incentive Compensation Earned in 2019 ($)	% of Incentive Compensation Paid in Cash	% of Incentive Compensation Paid in Restricted Stock (1)
Jeffrey W. Eckel	1,528,281	50	50
Jeffrey A. Lipson	604,835	50	50
J. Brendan Herron	681,613	50	50
Nathaniel J. Rose	771,913	50	50
Steven L. Chuslo	614,892	50	50
Daniel K. McMahon	594,233	50	50

(1)    Each NEO was awarded a dollar value bonus based on the achievement of corporate goals and qualitative measures as described above, which was then allocated between cash and equity using the percentages in this chart. The number of shares of restricted Common Stock awarded to each NEO was determined by dividing the equity portion of the awarded bonus by $19.78, the closing price of our Common Stock on the NYSE on January 2, 2019. The shares of restricted Common Stock are issued from our Equity Incentive Plan and are valued at $31.00 per share, the closing price of our Common Stock on the NYSE on the date of grant, and vest in May 2021.

2020 Bonus Awards awarded in 2021
For 2020, our NEO incentive compensation was weighted such that 70% was based on quantitative corporate performance measures and 30% was based on an evaluation of individual performance. The following table sets forth the quantitative corporate performance measure hurdles and corresponding incentive compensation payouts for each of the NEOs under the quantitative component of the incentive plan:

Corporate Performance Objectives	Weighting	Quantitative Company Performance Hurdle (1)	Payout as a % of Target Upon Achievement of Hurdle (1)	Actual Performance
2020 Distributable Earnings / share	75%	$1.34 - $1.45	50%
		$1.45	100%	$1.55
		$1.45 - $1.52	200%

2020 Distributable ROE	25%	9.5% - 10.0%	50%
		10.0%	100%	10.7%
		10.0%-10.5%	200%

(1)    Actual results were interpolated between these values.

The calculated achievement of corporate goals was 200%, which, when combined with qualitative measures, resulted in our NEOs receiving an average of 170% of their targeted bonus. In accordance with the 2020 Bonus Awards, our NEOs received the following amounts of total incentive compensation for 2020 that was paid or granted in 2021:

Name	Total Incentive Compensation Earned in 2020 ($)	% of Incentive Compensation Paid in Cash	% of Incentive Compensation Paid in LTIP Units or Restricted Stock (1)
Jeffrey W. Eckel	2,608,564	50	50
Jeffrey A. Lipson	1,165,413	50	50
J. Brendan Herron	1,206,579	50	50
Nathaniel J. Rose	1,363,565	50	50
Steven L. Chuslo	1,078,032	50	50
Daniel K. McMahon	1,063,468	50	50

(1)    Each NEO was awarded a dollar value bonus based on the achievement of corporate goals and qualitative measures as described above, which was then allocated between cash and equity using the percentages in this chart. The number of LTIP Units or shares of restricted Common Stock, as applicable, awarded to each NEO was determined by dividing the equity portion of the awarded bonus by $31.42, the closing price of our Common Stock on the NYSE on January 2, 2020. The awards are issued from our Equity Incentive Plan and are valued at $54.74 per share, the closing price of our Common Stock on the NYSE on the date of grant, and vest in May 2022.

Long-Term Incentive Program Granted in 2020
NEOs are eligible to participate in a long-term equity incentive program that was based upon (i) our desire to increase the executive’s ownership stake in the Company and better align the executive’s long-term interests with those of our stockholders, (ii) our desire to tie total incentive compensation (including equity incentive awards) to specified quantitative performance measures, (iii) our desire to increase the amount of non-cash, equity incentive compensation earned by our NEOs as a percentage of their total compensation, and (iv) our desire to provide our NEOs with a competitive balance of current cash compensation and equity compensation subject to time-based and performance- based vesting conditions that increases the executive’s incentive to remain with the Company over the longer-term.
To address the goal of aligning the interests of our NEOs with those of our stockholders, the Compensation Committee allocated 50% of the award to each of our Named Executive Officers in the form of either restricted stock units (“RSUs”) or, at the election of our NEOs, LTIP units which, upon conversion, may become Restricted Limited Partnership Units (“OP Units”) that vest only upon achievement of specified performance metrics. These performance awards subject our Named Executive Officers to the downside risk of a decrease in the value of their compensation if the returns to our stockholders do not match the returns of the index against which our returns are being measured (“Relative TSR”) or we do not achieve a specified total stockholder return (“Absolute TSR”). Both Absolute and Relative TSR goals are measured on an approximate three-year basis or such shorter period upon the occurrence of a change of control. The number of performance awards that may be earned range from 50% of target for threshold performance achievement, and 200% of target for outperformance achievement. Under the Relative TSR component, target units are earned only if our total stockholder return is equal to or above the 55th percentile of the index. Further, the total units earned will not exceed 100% of the target if the Absolute TSR is below zero.

We believe that growth in stockholder return is important to investors and is an appropriate measure of our long-term success. The use of stockholder return was based upon an analysis of the measures used by the other companies in our peer group. The Compensation Committee allocated the remaining portion of the annual award in the form of time-vested restricted Common Stock or, at the election of the officer, time-restricted LTIP units. This allocation satisfies the need for a useful retention tool, given that in our market there is a demand for experienced executive talent. The service-based award furthers our goal of aligning the long-term interests of our NEOs with those of our stockholders as it subjects our NEOs to the downside risk of a decrease in compensation if the price of our Common Stock declines.

Name	2020 Performance Based Award LTIP Units (1)	2020 Time Based Award LTIP Units (2)	Total Value of 2020 Award ($) (3)
Jeffrey W. Eckel	96,500	48,250	1,452,808
Jeffrey A. Lipson	23,500	11,750	353,793
J. Brendan Herron	40,000	20,000	602,200
Nathaniel J. Rose	30,500	15,250	459,178
Steven L. Chuslo	25,500	12,750	383,903
Daniel K. McMahon	25,500	12,750	383,903

(1)Represents the total amount of LTIP units that have been granted, which reflect maximum performance. 50% of the units are to be earned based on Absolute TSR over a three-year time period and 50% of the units are to be earned based on Relative TSR over the same time period. The actual OP units to be earned under such grants of LTIP units, which vest based on the achievement of certain targets, are calculated according to the chart below. The total units earned will not exceed 100% of the target if the Absolute TSR is below zero.

Total Stockholder Return Metrics	Threshold 50%	Target 100%	Outperform 200%
Absolute TSR	18.0%	24.0%	30.0%
Relative TSR	30.0%	55.0%	80.0%
(2)    Represents time-based LTIP units that vest in three equal annual amounts on May 15, 2021, and March 5, 2022 and 2023.
(3)    Amounts in this column represent the aggregate grant date fair value of awards of both the time-vested and performance-vested LTIP units computed in accordance with FASB ASC Topic 718 and the assumptions and methodologies set forth in our Form 10-K for the year ended December 31, 2020 (Note 2 and Note 11, Equity). The time vested grants were valued at $17.86 per unit, the closing price of our Common Stock on the NYSE on April 1, 2020, the date of grant. The Absolute TSR units were valued at $2.28 per unit and the Relative TSR units were valued at $9.97, in each case by an independent appraisal.

Benefits
Benefits are also established based upon a determination of what is needed to aid in attracting and retaining executive talent, as well as providing long-term financial security to our employees and their families. The NEOs are eligible to participate in our health, dental and vision plans, and various insurance plans, including disability and life insurance, and in our 401(k) plan.
Severance Benefits Payable Upon Termination of Employment or a Change in Control
In order to achieve our compensation objective of attracting, retaining and motivating qualified senior executives, we believe that we need to provide our NEOs with severance protections that are consistent with the severance protections offered by companies similar to us. Consistent with this philosophy, we believe that severance should be payable to our NEOs in the event their employments are terminated under certain circumstances. For more information regarding the terms of the employment agreements, see “—Narrative to Summary Compensation Table.” The employment agreements are reviewed annually by the Compensation Committee.
Tax Deductibility of Executive Compensation
Section 162(m) of the Internal Revenue Code places a $1,000,000 limit on the amount of compensation that may be deducted annually by the Company on our tax return with respect to each of our NEOs. Historically, compensation paid for achieving pre-established and objective performance goals pursuant to a plan that has been approved by our stockholders has not been subject to this limit. Although the performance-based exemption under Section 162(m) was repealed for taxable years beginning after December 31, 2017, performance-based awards that were granted on or before November 2, 2017 or compensation to be paid pursuant to binding written contracts that were in effect on November 2, 2017 will, in many circumstances, remain eligible for the performance-based exemption. Our Equity Incentive Plan is designed so that performance-based restricted stock awards granted to our NEOs under the plan on or before November 2, 2017 can be exempt from the compensation deduction limitation described above. In December 2020, final regulations under Section 162(m) were published, which reflect the 2017 law change. The new regulations provide that the Company’s distributive share of any compensation deduction for amounts paid to our NEOs by our Operating Partnership after December 18, 2020 will be subject to the Section 162(m) deduction limit. The treatment of amounts paid by our Operating Partnership is subject to certain transition relief, and the Company is taking that transition relief into account when determining the application of the deduction limits on the compensation of our NEOs. Going forward, when the Company determines whether to use performance-based awards in its grants to NEOs, it will no longer be taking into account the potential tax deduction with respect to compensation for an NEO in excess of $1,000,000 a year, which will no longer be available, and the Company's performance-based pay practices may change accordingly in the future. Time-based awards are subject to the compensation deduction limitation. Although the Compensation Committee generally seeks to preserve the federal income tax deductibility of compensation paid, in order to maintain flexibility in compensating executives, including our NEOs, in a manner designed to promote our corporate goals, including retaining and incentivizing the NEOs, the Compensation Committee has not adopted a policy that all compensation must be deductible.
Adjustment or Recovery of Awards
The Company believes that it is in the best interests of the Company and its stockholders to create and maintain a culture that emphasizes integrity and accountability and that reinforces the Company’s overall compensation philosophy. In furtherance of this goal our board of directors adopted a clawback policy which applies to performance or incentive-based compensation approved, awarded or granted to a Covered Executive (as defined below) beginning on, or after, January 1, 2017 and which provides for the possible recoupment of performance or incentive-based compensation in the event of an accounting restatement due to material noncompliance by the Company with any financial reporting requirements under the securities laws (other than due to a change in applicable accounting methods, rules or interpretations. This means that any performance or incentive-based compensation paid to such Covered Executive during the three-year period preceding the publication of the restated financial statements would have been lower had it been calculated based on such restated financial statements. For the purposes of this clawback policy, the term “Covered Executive” shall mean any NEO as determined by the Compensation Committee pursuant to Item 402 of Regulation S-K and other key employees identified by the Compensation Committee and includes our NEOs.
Relationship of Compensation Practices to Risk Management
When structuring our overall compensation practices for our employees generally, consideration is given as to whether the structure creates incentives for risk-taking behavior and therefore impacts our risk management practices. Attention is given to the elements and the mix of pay as well as ensuring that employees’ awards align with stockholders’ value.

The Compensation Committee has assessed the compensation policies and practices for our employees, including our NEOs, and concluded that they do not create risks that are reasonably likely to have a material adverse effect on the Company. The Compensation Committee generally considers whether our compensation programs encourage excessive risk taking during its annual review of such programs, which typically occurs during the first quarter of each year.
Compensation Committee Report
The Compensation Committee has reviewed and discussed the CD&A section of this proxy statement with management and, based on such review and discussion, the Compensation Committee recommends that it be included in this proxy statement.
Compensation Committee
Richard Osborne (Chair)
Teresa Brenner
Steven Osgood
April 13, 2021
The foregoing report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or under the Exchange Act, except to the extent we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.

2020 Summary Compensation Table

Name and Principal Position	Year	Salary ($) (1)	Stock Awards ($) (2)	Non-equity incentive plan compensation ($) (3)	All other compensation ($) (4)	Total ($)
Jeffrey W. Eckel, Director, President and Chief Executive Officer	2020	639,500	2,385,784	951,256	21,705	3,998,245
	2019	639,500	3,991,140	595,305	21,555	5,247,500
	2018	632,833	3,151,259	1,421,289	21,405	5,226,786

Jeffrey A. Lipson, Chief Financial Officer, Chief Operating Officer and Executive Vice President (5)	2020	383,333	723,034	425,000	14,250	1,545,617
	2019	302,436	872,100	235,594	14,000	1,424,130
	2018	—	—	—	—	—

J. Brendan Herron, Executive Vice President	2020	400,000	1,018,313	440,000	14,250	1,872,563
	2019	393,333	1,861,225	265,500	14,000	2,534,058
	2018	373,333	1,381,999	623,438	13,750	2,392,520

Nathaniel J. Rose, Executive Vice President and Chief Investment Officer	2020	386,667	930,409	497,250	14,250	1,828,576
	2019	374,625	1,207,845	300,682	14,000	1,897,152
	2018	357,208	1,094,183	669,985	13,750	2,135,126

Steven L. Chuslo, Executive Vice President and Chief Legal Officer	2020	366,667	759,282	393,125	14,250	1,533,324
	2019	360,000	1,050,300	239,513	14,000	1,663,813
	2018	358,333	1,003,601	589,500	13,750	1,965,184

Daniel K. McMahon, Executive Vice President	2020	361,667	746,665	387,813	14,250	1,510,394
	2019	350,667	1,050,300	231,471	14,000	1,646,438
	2018	335,333	970,254	561,094	13,750	1,880,431
(1)    See “—Compensation Discussion and Analysis—Base Salary” for further salary information.
(2)    Amounts in this column represent the aggregate grant date fair value of awards of restricted shares of Common Stock, RSUs or LTIP units computed in accordance with FASB ASC Topic 718 and the assumptions and methodologies set forth in our Form 10-K for the year ended December 31, 2020 (Note 2 and Note 11, Equity). See Equity Incentive Plan and Grants of Plan-Based Awards below for additional information on share grants.
(3)    See “—Compensation Discussion and Analysis—Annual Incentive Compensation—2019 Bonus Awards awarded in 2020” for further information on the non-equity incentive plan compensation earned for 2019 and paid in 2020. See “—Compensation Discussion and Analysis—Annual Incentive Compensation—2020 Bonus Awards awarded in 2021” for non-equity incentive compensation earned in 2020 and paid in 2021.
(4)    Other compensation includes the Company’s matching contribution to each NEO’s 401(k) plan of $14,250 for 2020, $14,000 for 2019 and $13,750 for 2018 and $7,455, $7,555 and $7,655 for 2020, 2019 and 2018, respectively, for $5,000,000 of life insurance for Mr. Eckel, approximately $500,000 of which is for the benefit of the Company.
(5)     Mr. Lipson joined the Company in 2019 and was appointed chief financial officer and became an NEO on March 1, 2019.

Grants of Plan-Based Awards for 2020

		Estimated future payouts under non-equity incentive plan awards			Estimated future payouts under equity incentive plan awards			All other stock awards: number of shares of stock or units (#) (2)	Grant date fair value of stock and option awards ($) (3)
Name and Principal Position	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#) (1)	Target (#) (1)	Maximum (#) (1)
Jeffrey W. Eckel, Director, President and Chief Executive Officer	3/11/2020	—	—	—	—	—	—	30,096	932,976
	4/1/2020	—	—	—	—	—	—	48,250	861,745
	4/1/2020	—	—	—	24,125	48,250	96,500	—	591,063

Jeffrey A. Lipson, Chief Financial Officer, Chief Operating Officer and Executive Vice President	3/11/2020	—	—	—	—	—	—	11,911	369,241
	4/1/2020	—	—	—	—	—	—	11,750	209,855
	4/1/2020	—	—	—	5,875	11,750	23,500	—	143,938

J. Brendan Herron, Executive Vice President	3/11/2020	—	—	—	—	—	—	13,423	416,113
	4/1/2020	—	—	—	—	—	—	20,000	357,200
	4/1/2020	—	—	—	10,000	20,000	40,000	—	245,000

Nathaniel J. Rose, Executive Vice President and Chief Investment Officer	3/11/2020	—	—	—	—	—	—	15,201	471,231
	4/1/2020	—	—	—	—	—	—	15,250	272,365
	4/1/2020	—	—	—	7,625	15,250	30,500	—	186,813

Steven L. Chuslo, Executive Vice President and Chief Legal Officer	3/11/2020	—	—	—	—	—	—	12,109	375,379
	4/1/2020	—	—	—	—	—	—	12,750	227,715
	4/1/2020	—	—	—	6,375	12,750	25,500	—	156,188

Daniel K. McMahon, Executive Vice President	3/11/2020	—	—	—	—	—	—	11,702	362,762
	4/1/2020	—	—	—	—	—	—	12,750	227,715
	4/1/2020	—	—	—	6,375	12,750	25,500	—	156,188

(1)Represents OP units that could be earned under awards of LTIP units, which vest based on the achievement of certain targets. See “CD&A—Long-Term Incentive Program Granted in 2020” above.
(2)The awards represent restricted stock and OP units that could be earned under awards of LTIP units, which vest based on the achievement of certain targets, granted under our Equity Incentive Plan. The first award for each NEO is a grant of restricted stock for the 2019 annual incentive compensation that vests in May 2021. The second award for each NEO was granted for the 2020 Long-Term Incentive program under our Equity Incentive Plan. A description of the terms for the second award for each NEO of the restricted stock appears at “CD&A—Long-Term Incentive Program Granted in 2020” above.
(3)Amounts shown in this column represent the estimated grant date fair value calculated in accordance with FASB ASC Topic 718 of shares of restricted Common Stock and RSUs under our Equity Incentive Plan. A description of the terms and grant date fair value for the first award for each NEO appears at “CD&A—2019 Bonus Awards awarded in 2020.” A description of the terms and the grant fair value for the second and third award for each NEO of the restricted stock appears at “CD&A—Long-Term Incentive Program Granted in 2020” above.
Narrative to Summary Compensation Table
We have entered into employment agreements with each of our NEOs. The employment agreements for Messrs. Eckel, Herron, Rose, Chuslo and McMahon each provide for automatic one-year extensions unless either party provides at least 90 days’ notice of non-renewal. Each employment agreement was extended in 2020. The employment agreement for Mr. Lipson, provides that the term of Mr. Lipson's employment shall continue until either party provides at least 30 days' notice of termination. These employment agreements require our NEOs to devote substantially all of their time to our affairs.
The employment agreements provide for:
•    an annual base salary no less than those listed in “CD&A—Base Salaries” above, subject to increases at the discretion of our board of directors or the Compensation Committee,

•    eligibility for annual cash performance bonuses based on the satisfaction of performance goals established by our board of directors or the Compensation Committee, which will be awarded at the discretion of the Compensation Committee,
•    participation in our long-term incentive program, as well as other incentive, savings and retirement plans applicable generally to our senior executives,
•    medical and other group welfare plan coverage and fringe benefits provided to our senior executives, and
•    for Mr. Eckel only, payment of the premiums for a long-term disability insurance policy which provide benefits equal to at least 300% of his annual base salary and payment of the premiums for a term life insurance policy in the amount of $5,000,000 for the benefit of his heirs.
Our NEOs are eligible for annual bonuses and regular, annual grants of restricted stock, stock options, OP Units or other awards pursuant to our Equity Incentive Plan described below and pursuant to the terms of the applicable award agreements related to such grants. See CD&A above for further information on the annual bonuses and Equity Incentive Plan grants.
The employment agreements for Messrs. Eckel, Herron, Rose, Chuslo and McMahon provide that, if an executive’s employment is terminated by us without “cause” or by the executive for “good reason” (each as defined in the applicable employment agreement), or as a result of our notice of non-renewal of the applicable employment term, the executive will be entitled to the following severance payments and benefits, subject to his execution and non-revocation of a general release of claims:
•     accrued but unpaid base salary, bonus and other benefits earned and accrued but unpaid prior to the date of termination,
•     an amount equal to the sum of the executive’s then-current annual base salary plus the greater of his annual average bonus over the prior three years (or such fewer years with respect to which the executive received an annual bonus) and the executive’s target annual bonus for the year of termination, multiplied by three for Mr. Eckel, by two for each of Messrs. Herron, and Chuslo, and by 1.5 for each of Messrs. Rose and McMahon,
•    for Mr. Eckel only, a prorated annual bonus based on the maximum annual bonus that the executive could have earned for the year of termination and the number of days employed in the year of termination,
•     health benefits for the executive and his eligible family members for two years following the executive’s termination of employment at the same level as in effect immediately preceding such termination, subject to reduction to the extent that the executive receives comparable benefits from a subsequent employer, and
•     100% of the unvested stock or stock-based awards held by the executive will become fully vested and/or exercisable.

    Mr. Lipson's employment agreement provides that if his employment is terminated by us for reasons other than for “cause” or by him for “good reason” (each as defined in the employment agreement), he will be entitled to the following severance payments and benefits, subject to his execution and non-revocation of a general release of claims:
    •     accrued but unpaid base salary, bonus and other benefits earned and accrued but unpaid prior to the date of termination,
    •     an amount equal to the sum of eighteen months of his then-current annual base salary and 150% of his annual average bonus over the prior three years (or such fewer years with respect to which he received an annual bonus), and
    •     health benefits for eighteen months following the executive’s termination of employment at the same level as in effect immediately preceding such termination, subject to reduction to the extent that the executive receives comparable benefits from a subsequent employer.
The employment agreements provide that the executive or his estate will be entitled to certain severance benefits in the event of his death or disability. Specifically, each executive or, in the event of the executive’s death, his beneficiaries will receive:
•     accrued but unpaid base salary, bonus and other benefits earned and accrued but unpaid prior to the date of termination,
•     for Mr. Eckel upon death or disability, and for Messrs. Lipson, Herron, Rose, Chuslo, and McMahon, upon death only, his prorated annual bonus for the year in which the termination occurs,
•     for Messrs. Lipson, Herron, Rose, Chuslo, and McMahon, upon disability only, the target annual bonus for the year in which the termination occurs,
•for Mr. Eckel upon disability only, proceeds from long-term disability insurance policy of 300% of his annual base salary,
•for Mr. Eckel upon death only, proceeds of a term life insurance policy in the amount of $5,000,000,

•    for Messrs. Eckel, Herron, Rose, Chuslo, and McMahon, health benefits for the executive and/or his eligible family members for two years following the executive’s termination of employment at the same level as in effect immediately preceding executive’s death or disability, and

•    100% of the unvested equity awards held by the executive will become fully vested and/or exercisable.
The employment agreement for Mr. Eckel includes the occurrence of a “change in control” (as defined in the employment agreement) in the definition of good reason such that the occurrence of a change in control will entitle Mr. Eckel to trigger the severance obligations for any reason following a change in control. The employment agreements for Messrs. Herron, Rose, Chuslo, and McMahon provide for a modified definition of “good reason” following a change-in-control (as defined in the applicable employment agreement). The employment agreements for Messrs. Herron, Rose, Chuslo, and McMahon also provide for 100% of the unvested stock (or stock-based) awards held by the executive to become fully vested and/or exercisable upon the effective date of a change in control. The employment agreement for Mr. Lipson provides for 100% of his unvested time-based stock (or stock-based) awards to become fully vested and/or exercisable in the event his employment is terminated other than for cause within 60 days before or 90 days after a change in control, and for the effect of a termination of employment before or after a change in control on his performance-based stock (or stock-based) awards to be determined in accordance with the applicable agreements under which such awards were granted.
The employment agreements for Messrs. Lipson, Herron, Rose, Chuslo, and McMahon provide that if all, or any portion, of the payments provided under the employment agreements, either alone or together with other payments or benefits that the executive receives or is entitled to receive from us or an affiliate, would constitute “excess parachute payments” within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), then these payments may be reduced so that no portion of the parachute payment would be subject to excise tax under Section 4999 of the Internal Revenue Code.
The employment agreements also contain standard confidentiality provisions, which apply indefinitely, and both non-competition and non-solicitation provisions, which apply during the term of the employment agreements and, for Messrs. Herron, Rose, Chuslo, and McMahon, for a period of 12 months following termination of employment, and, for Mr. Lipson, for a period of 18 months following termination of employment.
The following table sets forth the potential payments to each NEO under the terms of their employment agreements and equity award agreements described above due to various scenarios as of December 31, 2020. Amounts shown do not include (a) payment of any unpaid portion of the NEO’s base salary through the effective date of termination, (b) reimbursement for any outstanding reasonable business expense, and (c) any bonus or incentive compensation that had been accrued through the effective date of termination but not paid.

Name	Benefit	Without Cause/For Good Reason / Non-renewal by Company ($) (1)	Death ($)	Disability ($) (2)	Change in Control ($) (3)
Jeffrey W. Eckel	Cash	7,298,347	6,902,513	3,821,013	7,298,347
	Continued Health Benefits	37,928	37,928	37,928	37,928
	Equity (4)	21,316,476	21,316,476	21,316,476	33,136,657
Jeffrey A. Lipson	Cash	1,306,790	850,000	850,000	1,306,790
	Continued Health Benefits	38,467	—	—	38,467
	Equity (4)	4,016,895	4,016,895	4,016,895	5,396,498
J. Brendan Herron	Cash	1,991,151	850,000	850,000	1,991,151
	Continued Health Benefits	51,606	51,606	51,606	51,606
	Equity (4)	8,907,094	8,907,094	8,907,094	13,815,054
Nathaniel J. Rose	Cash	1,462,500	994,500	994,500	1,462,500
	Continued Health Benefits	49,878	49,878	49,878	49,878
	Equity (4)	6,935,182	6,935,182	6,935,182	10,565,028
Steven L. Chuslo	Cash	1,731,935	786,250	786,250	1,731,935
	Continued Health Benefits	45,666	45,666	45,666	45,666
	Equity (4)	5,885,923	5,885,923	5,885,923	9,002,747
Daniel K. McMahon	Cash	1,249,710	775,625	775,625	1,249,710
	Continued Health Benefits	50,402	50,402	50,402	50,402
	Equity (4)	5,860,107	5,860,107	5,860,107	8,976,931

(1)     This column describes the payments and benefits that become payable if the Company elects not to renew the NEO's employment agreement, if employment is terminated by the Company without cause, or if employment is terminated by the NEO for good reason.
    For Mr. Eckel, the term "cause" means (i)  conviction of, or plea of nolo contendere to, a felony involving moral turpitude, deceit, dishonesty or fraud (but excluding traffic violations) that is injurious to the business or reputation of the Company; (ii) willful and material misconduct in connection with the performance of his duties, including, without limitation, embezzlement or the misappropriation of funds or property of the Company; (iii) failure to adhere to the lawful directions of the our board of directors, or to devote substantially all of his business time and efforts to the Company, in either event, which continues for a period of 30 business days after written demand for corrective action is delivered by the Company; or (iv) material breach of (x) any covenant contained in the employment agreement; or (y) the other terms and provisions of the employment agreement and, in each case, failure to cure such breach within 10 days following written notice from the Company specifying such breach.
    For Messrs. Lipson, Herron, Rose, Chuslo, and McMahon, the term "cause" means the NEO's (i) commission of, and indictment for or formal admission to, a felony involving moral turpitude, deceit, dishonesty or fraud (but excluding traffic violations); (ii) willful and material misconduct in connection with the performance of the NEO's duties, including, without limitation, embezzlement or the misappropriation of funds or property of the Company; (iii) failure to adhere to the lawful directions of the CEO, to adhere to the Company’s policies and practices or to devote substantially all of the NEO’s business time and efforts to the Company, which failure continues for a period of 30 business days after written demand for corrective action is delivered by the Company; or (iv) material breach of (x) any covenant contained in the employment agreement; or (y) the other terms and provisions of the employment agreement and, in each case, failure to cure such breach within 10 days following written notice from the Company specifying such breach.
    The term “good reason” means (i) any change in job title or material diminution in the NEO’s roles and responsibilities from those set forth in the employment agreements (including, without limitation, the assignment of duties inconsistent with the NEO's position or, for Mr. Eckel only, no longer being the chairman of our board of directors and the senior-most executive of the Company); (ii) a reduction in the NEO’s annual salary or annual bonus potential; (iii) a relocation of the Company’s headquarters outside a 30 mile radius of Annapolis, MD or moving of the NEO’s office or place of performance from the Company’s headquarters; (iv) a material breach by the Company of the employment agreement or any other material agreement between the NEO and the Company; or (v) for Mr. Eckel only, there shall have occurred a change in control. For Messrs. Herron, Rose, Chuslo, and McMahon, following a change in control the definition of good reason set forth is modified to delete all references to the term "material." For Mr. Lipson, the definition is applicable only following a change in control and does not include references to the term "material."
(2)     The term “disability” means that the NEO has become physically or mentally incapable of performing the duties under the employment agreement and such disability has disabled the NEO for a cumulative period of 180 days within any 12-month period.
(3)    The term “change in control” is defined in “—Change in Control” below.
(4)    Includes the value of accelerated vesting of outstanding equity awards granted to the NEO. The acceleration value of the restricted stock was calculated using the closing price of $63.43 per share on December 31, 2020. For termination without cause, termination for good reason, non-renewal by the Company, death or disability, the number of performance shares reported is based on the target level of performance. For change in control, the number of performance shares reported is based on the actual level of performance through December 31, 2020.
Pursuant to an agreement entered into between the Company and Mr. Herron, dated January 6, 2021 (the “Letter Agreement”), Mr. Herron will transition to providing strategic consulting services to the Company effective as of April 18, 2021. The Letter Agreement has a term of 12 months, subject to extension upon mutual agreement of the parties. Pursuant to the Letter Agreement, Mr. Herron received a one-time payment of $1 million in cash and 22,254 OP Units in the Company’s operating partnership that will vest on the first anniversary of the date of grant, both to be paid within 10 business days of the effective date of the Letter Agreement. In addition, the Letter Agreement provides that Mr. Herron is entitled to a fee of $41,666.67 in cash per month during the term of the Letter Agreement as well as additional success payments subject to negotiation to the extent a strategic project requires the involvement of Mr. Herron beyond what is contemplated by the Letter Agreement.
In addition, following effectiveness of the waiver provisions under the Letter Agreement, 13,423 shares of unvested restricted common stock of the Company previously awarded to Mr. Herron will vest and 133,500 membership units in HASI Management HoldCo LLC previously awarded to Mr. Herron will be converted, at the maximum level contemplated in the applicable grant agreements irrespective of any performance requirements, into 13,423 shares of fully vested common stock and 133,500 fully vested

OP Units. Pursuant to the Letter Agreement, Mr. Herron agrees to waive and release all claims he may have, or in the future may possess, arising out of his role as an officer of the Company, and the transition of such relationship; provided, however, that Mr. Herron does not release, among other things, any rights to payments and benefits provided under his employment agreement except as provided in the Letter Agreement, any right to enforce the Letter Agreement, except as provided in the Letter Agreement, his rights under the indemnification agreement, or any claims under the Employee Retirement Income Security Act of 1974.
Equity Incentive Plan
We have adopted our Equity Incentive Plan to provide equity-based incentive compensation to members of our senior management team, our independent directors, employees, advisers, consultants and other personnel. Unless terminated earlier or renewed, our Equity Incentive Plan will terminate ten years after its adoption but will continue to govern unexpired awards. Our Equity Incentive Plan allows for grants of stock options, shares of restricted Common Stock, phantom shares, dividend equivalent rights, RSUs, LTIP units (as described below) and other equity-based awards which are all subject to a minimum vesting period of no less than one year.
Our Equity Incentive Plan is administered by the Compensation Committee. The Compensation Committee, as appointed by our board of directors, has the full authority to (1) authorize the granting of awards to eligible persons, (2) determine the eligibility of directors, members of our senior management team, employees, advisors, consultants and other personnel to receive an equity award, (3) determine the number of shares of Common Stock to be covered by each award (subject to the individual participant limitations provided in our Equity Incentive Plan), (4) determine the terms, provisions and conditions of each award (which may not be inconsistent with the terms of our Equity Incentive Plan), (5) prescribe the form of instruments evidencing such awards, (6) make recommendations to our board of directors with respect to equity awards that are subject to board approval and (7) take any other actions and make all other determinations that it deems necessary or appropriate in connection with our Equity Incentive Plan or the administration or interpretation thereof. In connection with this authority, the Compensation Committee may, among other things, establish performance goals that must be met in order for awards to be granted or to vest, or for the restrictions on any such awards to lapse. The Compensation Committee consists solely of independent directors, each of whom is intended to be, to the extent required by Rule 16b-3 under the Exchange Act, a non-employee director.
Available Shares
Our Equity Incentive Plan provides for grants of stock options, shares of restricted Common Stock, phantom shares, dividend equivalent rights, LTIP units and other restricted limited partnership units issued by our Operating Partnership and other equity-based awards up to an aggregate of 7.5% of the shares of Common Stock issued and outstanding from time to time on a fully diluted basis (assuming, if applicable, the exercise of all outstanding options and the conversion of all warrants and convertible securities, including OP units and LTIP units, into shares of Common Stock). If an award granted under our Equity Incentive Plan expires, is forfeited or terminates, the shares of Common Stock subject to any portion of the award that expires, is forfeited or terminates without having been exercised or paid, as the case may be, will again become available for the issuance of additional awards. Unless previously terminated by our board of directors, no new award may be granted under our Equity Incentive Plan after the tenth anniversary of April 23, 2013. As of the Record Date, we had aggregate outstanding grants of 1,771,707 shares of restricted Common Stock under our Equity Incentive Plan, which includes (i) 146,432 shares of restricted Common Stock to our NEOs and 210,793 shares of restricted Common Stock to other employees, all of which are subject to certain vesting requirements, (ii) up to 367,592 shares of Common Stock issuable to our NEOs, 42,422 shares of Common Stock issuable to our other employees and 42,820 shares of Common Stock issuable to our independent directors upon redemption of OP units that are issuable upon time-based vesting and conversion of LTIP units, (iii) up to 773,372 shares of Common Stock issuable to our NEOs and 24,584 shares of Common Stock issuable to our other employees upon redemption of OP units that are issuable upon performance-based vesting and conversion of LTIP units and (iv) up to 13,524 shares of Common Stock issuable to our NEOs and 150,168 shares of Common Stock issuable to other employees upon performance-based vesting of RSUs.
To the extent the Compensation Committee deems appropriate, it will establish performance criteria and satisfy such other requirements as may be applicable in order to satisfy the requirements for performance-based compensation under Section 162(m) of the Internal Revenue Code.
Awards Under the Plan
Shares of Restricted Common Stock. A restricted stock award is an award of shares of Common Stock that are subject to restrictions on transferability and such other restrictions the Compensation Committee may impose at the date of grant. Grants of shares of restricted Common Stock will be subject to vesting schedules and other restrictions as determined by the Compensation Committee. The restrictions may lapse separately or in combination at such times, under such circumstances, including, without limitation, a specified period of employment or the satisfaction of pre-established criteria, in such installments or otherwise, as the Compensation Committee may determine. Except to the extent restricted under the award agreement relating to the shares of restricted

Common Stock, a participant granted shares of restricted Common Stock has all of the rights of a stockholder, including, without limitation, the right to vote and the right to receive dividends on the shares of restricted Common Stock. Although dividends will be paid on shares of restricted Common Stock, whether or not vested, at the same rate and on the same date as on shares of our Common Stock, holders of shares of restricted Common Stock are prohibited from selling such shares until they vest.
RSUs. A RSU award is an award of units that are converted into Common Stock at a conversion rate that is based upon the achievement of pre-established criteria and such other restrictions that the Compensation Committee may impose at the date of grant. The restrictions may lapse separately or in combination at such times, under such circumstances, including, without limitation, a specified period of employment or the satisfaction of pre-established criteria, in such installments or otherwise, as the Compensation Committee may determine. A participant granted RSUs does not have the rights of a stockholder, including, without limitation, the right to vote the shares of restricted Common Stock and holders of RSUs are prohibited from selling such units until they vest. The Compensation Committee may elect to provide the right to receive dividends or provide for dividend equivalents. Under the current form of the RSU Award Agreement, dividend equivalents will accrue on the RSUs from the grant date, but the grantee is not entitled to receive dividend equivalents until the RSUs vest. In addition, the terms of the performance based RSUs for a change of control provide that the units shall vest upon a change of control, with the performance period ending immediately prior to the consummation of the change of control and the performance targets prorated on a straight-line basis for such shortened period.
Dividend Equivalents. A dividend equivalent is a right to receive (or have credited) the equivalent value (in cash or shares of Common Stock) of dividends paid on shares of Common Stock otherwise subject to an award. The Compensation Committee may provide that amounts payable with respect to dividend equivalents shall be converted into cash or additional shares of Common Stock. The Compensation Committee will establish all other limitations and conditions of awards of dividend equivalents as it deems appropriate.
Restricted Limited Partnership Units. OP Units may be issued by our Operating Partnership. A restricted limited partnership unit represents an OP unit or may include LTIP units that are structured as profits interests in our Operating Partnership, providing distributions to the holder of the award based on the achievement of specified levels of profitability by our Operating Partnership or the achievement of certain goals or events. The Compensation Committee may elect to provide the right to receive dividends or provide for dividend equivalents. Initially, LTIP units will not have full parity with OP units with respect to liquidating distributions. Under the terms of the LTIP units, the Operating Partnership will revalue its assets upon the occurrence of certain specified events, and any increase in valuation from the time of grant until such event will be allocated first to the holders of LTIP units to equalize the capital accounts of such holders with the capital accounts of OP unit holders. Upon equalization of the capital accounts of the holders of LTIP units with other holders of OP units, the LTIP units will achieve full parity with OP units of our Operating Partnership for all purposes, including with respect to liquidating distributions. If such parity is reached, vested LTIP units may be converted into an equal number of OP units, and thereafter enjoy all the rights of OP units, including the option to convert to shares of Common Stock. The Compensation Committee will establish all other limitations and conditions of awards of restricted OP units as it deems appropriate.
Other Share-Based Awards. Our Equity Incentive Plan authorizes the granting of other awards based upon shares of our Common Stock (including the grant of securities convertible into shares of Common Stock, stock options and phantom shares), subject to terms and conditions established at the time of grant.
We have filed with the SEC a Registration Statement on Form S-8 covering the shares of our Common Stock issuable under our Equity Incentive Plan.
Change in Control
Under our Equity Incentive Plan, a change in control is defined as the occurrence of any of the following events: (1) the acquisition of more than 50% of our then outstanding shares of Common Stock or the combined voting power of our outstanding securities by any person; (2) the sale or disposition of all or substantially all of our assets, other than certain sales and dispositions to entities owned by our stockholders; (3) a merger, consolidation or statutory share exchange where our stockholders immediately prior to such event hold less than 50% of the voting power of the surviving or resulting entity; (4) during any consecutive 24 calendar month period, the members of our board of directors at the beginning of such period, the “incumbent directors,” cease for any reason (other than due to death) to constitute at least a majority of the members of our board of directors (for these purposes, any director whose election or nomination for election was approved or ratified by a vote of at least a majority of the incumbent directors shall be deemed to be an incumbent director); or (5) stockholder approval of a plan or proposal for our liquidation or dissolution.
Upon a change in control, awards may be subject to accelerated automatic or conditional accelerated vesting depending on the terms of the grant agreement establishing the award. In addition, the Compensation Committee may make such adjustments as it, in its discretion, determines are necessary or appropriate in light of the change in control, but only if the Compensation Committee determines that the adjustments do not have an adverse economic impact on the participants (as determined at the time of the adjustments).
Amendments and Termination
Our board of directors may amend, suspend, alter or discontinue our Equity Incentive Plan but cannot take any action that would impair the rights of an award recipient with respect to an award previously granted without such award recipient’s consent unless such amendments are required in order to comply with applicable laws. Our board of directors may not amend our Equity Incentive Plan without stockholder approval in any case in which amendment in the absence of such approval would cause our Equity Incentive Plan to fail to comply with any applicable legal requirement or NYSE or similar requirement, such as an amendment that would:
•     other than through adjustment as provided in our Equity Incentive Plan, increase the total number of shares of Common Stock reserved for issuance under our Equity Incentive Plan;
•     materially expand the class of directors, officers, employees, consultants and advisors eligible to participate in our Equity Incentive Plan;
•     reprice any stock options under our Equity Incentive Plan; or
•     otherwise require such approval.

Outstanding Equity Awards at 2020 Fiscal Year End
The following table summarizes all outstanding equity awards held by the NEOs on December 31, 2020.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) (Exercisable)	Number of Securities Underlying Unexercised Options (#) (Unexercisable)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Equity Incentive Plan Awards: Number of Shares or Units of Common Stock That Have Not Vested (#) (1)	Equity Incentive Plan Awards: Market Value of Shares or Units of Common Stock That Have Not Vested ($) (2)
Jeffrey W. Eckel	—	—	—	—	—	522,413	33,136,657
Jeffrey A. Lipson	—	—	—	—	—	85,078	5,396,498
J. Brendan Herron	—	—	—	—	—	217,800	13,815,054
Nathaniel J. Rose	—	—	—	—	—	166,562	10,565,028
Steven L. Chuslo	—	—	—	—	—	141,932	9,002,747
Daniel K. McMahon	—	—	—	—	—	141,525	8,976,931

(1)    The following chart summarizes the vesting of the awards by NEO:

Name and Principal Position	Shares	Vesting
Jeffrey W. Eckel, Director, President and Chief Executive Officer	20,700	3/5/2021
	124,200	See Note 3
	30,096	5/15/2021
	50,667	See Note 4
	152,000	See Note 5
	48,250	See Note 6
	96,500	See Note 7
Jeffrey A. Lipson, Chief Financial Officer, Chief Operating Officer and Executive Vice President	11,911	5/15/2021
	6,667	See Note 4
	20,000	See Note 5
	11,750	See Note 6
	23,500	See Note 7
	11,250	See Note 8
J. Brendan Herron, Executive Vice President	8,625	3/5/2021
	51,752	See Note 3
	13,423	5/15/2021
	21,000	See Note 4
	63,000	See Note 5
	20,000	See Note 6
	40,000	See Note 7
Nathaniel J. Rose, Executive Vice President and Chief Investment Officer	6,325	3/5/2021
	37,952	See Note 3
	15,201	5/15/2021
	15,334	See Note 4
	46,000	See Note 5
	15,250	See Note 6
	30,500	See Note 7
Steven L. Chuslo, Executive Vice President and Chief Legal Officer	5,463	3/5/2021
	32,776	See Note 3
	12,109	5/15/2021
	13,334	See Note 4

Name and Principal Position	Shares	Vesting
	40,000	See Note 5
	12,750	See Note 6
	25,500	See Note 7
Daniel K. McMahon, Executive Vice President	5,463	3/5/2021
	32,776	See Note 3
	11,702	5/15/2021
	13,334	See Note 4
	40,000	See Note 5
	12,750	See Note 6
	25,500	See Note 7
(2)    Valued at $63.43, our closing price on the NYSE on December 31, 2020, the last day of trading for 2020.
(3)    These awards are RSUs that represent the right to receive up to two shares per RSU on March 5, 2021 depending on the level of achievement of certain targets. See “CD&A-Long-Term Incentive Program Granted in 2020” above. The table reflects two shares per RSU based on the performance against the targets through December 31, 2020, the last day of trading for 2020.
(4)    These awards are time-based awards that vest in two equal annual amounts on March 5, 2021 and 2022.
(5)    These awards are LTIP units that represent the right to receive up to one OP unit per LTIP unit on March 5, 2022 depending on the level of achievement of certain targets. See “CD&A-Long-Term Incentive Program Granted in 2020” above. The table reflects one OP unit per LTIP unit based on the performance against the targets through December 31, 2020, the last day of trading for 2020.
(6)    These awards are time-based awards that vest in three equal annual amounts on May 15, 2021 and March 5, 2022 and 2023.
(7)    These awards are LTIP units that represent the right to receive up to one OP unit per LTIP unit on March 5, 2023 depending on the level of achievement of certain targets. See “CD&A-Long-Term Incentive Program Granted in 2020” above. The table reflects one OP unit per LTIP unit based on the performance against the targets through December 31, 2020, the last day of trading for 2020.
(8)    These awards are time-based awards that vest in three equal amounts on March 5, 2021, 2022 and 2023.

2020 Option Exercises and Securities Vested
The following table summarizes the restricted stock and RSU awards that vested with respect to the Named Executive Officers during the fiscal year ended December 31, 2020.

	Stock Awards
Name	Number of Securities Acquired on Vesting (#)	Value Realized on Vesting ($)
Jeffrey W. Eckel	436,827	15,924,488
Jeffrey A. Lipson	7,083	226,883
J. Brendan Herron	140,775	5,002,229
Nathaniel J. Rose	96,752	3,488,750
Steven L. Chuslo	89,639	3,240,417
Daniel K. McMahon	87,305	3,156,066
Pension Benefits and Nonqualified Deferred Compensation
We did not provide any pension benefits or nonqualified deferred compensation plans during 2019 or 2020.
Compensation Committee Interlocks and Insider Participation
The Compensation Committee is comprised solely of independent directors. No member of the compensation committee is a current or former officer or employee of ours or any of our subsidiaries. Other than Mr. Eckel’s service both as an executive officer and as a member of our board of director, none of our executive officers serves as a member of the board of directors or compensation committee of any company that has one or more of its executive officers serving as a member of our board of directors or compensation committee.

CEO Compensation Pay Ratio
We believe our executive compensation program must be internally consistent and equitable to motivate our employees to create stockholder value. We monitor the relationship between the compensation of our executive officers and the compensation of our non-managerial employees. For 2020, the total compensation of Jeffrey Eckel, our president and chief executive officer of $3,998,245, as shown in the Summary Compensation Table above (the “CEO Compensation”), was approximately 17 times the total compensation of the median employee, whose compensation was calculated in the same manner and was $238,711.
We identified the median employee using the annual base salary and expected bonus, as of December 31, 2020, plus any long-term incentive equity awards granted in 2020 for all individuals, excluding our chief executive officer, who were employed by us on December 31, 2020, the last day of our payroll year (whether employed on a full-time, part-time, or seasonal basis). If the median employee’s total compensation was not comparable to the CEO Compensation, for example, because such median employee was hired at the end of the year and thus did not receive long-term incentive equity awards in 2020, we used the next lower employee who was comparable as the median employee. After identifying the median employee, we calculated annual total compensation for such employee using the same methodology we use for our CEO Compensation.

Stock Ownership Guidelines for Named Executive Officers and Directors
Under our stock ownership guidelines, each NEO must hold an ownership stake in the Company that is significant in comparison to their base salary and each director must hold an ownership stake in the Company that is significant in comparison to their base cash retainer. The aggregate value of stock ownership required to be retained is shown below:
•    Chairman, Chief Executive Officer and President: six times base salary;
•     all other NEOs: three times base salary; and
•    all other directors: five times the cash retainer.
Each NEO and director has five years to comply from the later of the date they become covered under this policy or the date the policy was originally adopted. Until the individual is in compliance, NEOs must retain 50%, and directors must retain 100%, of any equity grants, net of any shares withheld or sold to satisfy taxes. Stock ownership for the purpose of these guidelines includes stock, restricted stock, OP units and unvested OP units held by the covered individual but excluding any RSUs. As of April 8, 2021, each of our NEOs and each of our directors, other than Mr. Armbrister and Ms. Floyd, were in compliance with the stock ownership guidelines. Each of Mr. Armbrister and Ms. Floyd have until 2026 to achieve compliance.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Indemnification Agreements for Officers and Directors
We have entered into indemnification agreements with members of our board of directors and our executive officers. These indemnification agreements provide indemnification to these persons by us to the maximum extent permitted by Maryland law and certain procedures for indemnification, including advancement by us of certain expenses relating to claims brought against these persons under certain circumstances.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information as of the Record Date regarding the beneficial ownership of our Common Stock by (i) each person known to us to be the beneficial owner of more than 5% of the outstanding Common Stock, (ii) our NEOs (iii) our directors and (iv) all of our directors and NEOs as a group. Beneficial ownership of our Common Stock includes any shares over which the beneficial owner has sole or shared voting or investment power, any shares that the beneficial owner has the right to acquire within 60 days of such date through the exercise of options or other rights and any shares issuable upon redemption of OP units issuable upon time-based vesting and conversion of LTIP units.

	Shares of Common Stock Beneficially Owned
Name (1)	Number	Percent (2)
Named Executive Officers and Directors:
Jeffrey W. Eckel (3)	1,186,740	1.5%
Jeffrey A. Lipson (4)	72,751	*
Susan D. Nickey (5)	85,536	*
Nathaniel J. Rose (6)	239,583	*
Steven L. Chuslo (7)	278,223	*
Daniel K. McMahon (8)	206,423	*
Marc Pangburn (9)	66,067	*
J. Brendan Herron (10)	377,646	*
Clarence D. Armbrister	2,080	*
Teresa M. Brenner	20,676	*
Michael T. Eckhart	10,691	*
Nancy C. Floyd	2,080	*
Simone F. Lagomarsino	15,606	*
Charles M. O’Neil	32,229	*
Richard J. Osborne	43,961	*
Steven G. Osgood	42,506	*
All directors and executive officers as a group (16 persons)	2,682,798	3.4%
5% or Greater Beneficial Owners:
The Vanguard Group (11)	6,428,314	8.5%
Blackrock, Inc. (12)	6,356,336	8.4%
Wellington Management Group LLP (13)	4,814,375	6.4%
*    Represents beneficial ownership of less than 1%.
(1)    The address for each of the directors and officers named above is 1906 Towne Centre Blvd, Suite 370, Annapolis, Maryland 21401.
(2)    As of the Record Date, there were a total of 79,494,837 shares of Common Stock and OP units outstanding, which includes 357,225 unvested shares of restricted Common Stock, 216,483 shares of Common Stock issuable upon redemption of OP units, 149,161 shares of Common Stock issuable upon conversion of LTIP units to OP units and redemption of the OP units and 452,834 shares of Common Stock issuable upon redemption of OP units issuable upon time-based vesting and conversion of LTIP units. This amount excludes up to 163,692 shares of Common Stock issuable upon performance-based vesting of RSUs and up to 797,956 shares of Common Stock issuable upon redemption of OP units issuable upon performance-based vesting and conversion of LTIP units. For the calculation of each holder's percentage, the total number of shares of Common Stock outstanding used in calculating such percentage assumes that none of the RSUs or OP units (which includes LTIP units convertible into OP units) held by other persons are vested, converted and/or redeemed for shares of Common Stock.
(3)    This amount includes 42,000 shares held by the individual’s significant other, 2,536 shares held in trust for the individual's minor relatives, 677,367 shares held by the Jeffrey W. Eckel Revocable Trust of which Mr. Eckel is the sole trustee and beneficiary, 107,661 shares held by Chesapeake Power, LLC of which Mr. Eckel is the sole member and 46,000 shares held by Chesapeake Power Foundation, the activities of which Mr. Eckel has the sole ability to direct. This amount excludes up to 318,500 shares of Common Stock issuable upon redemption of OP units issuable upon performance-based vesting and conversion of LTIP units. LTIP units included or excluded for this individual are held by HASI Management HoldCo LLC ("HoldCo LLC"). The individual is a member of HoldCo LLC. Such LTIP units represent only the number of LTIP units in which the individual has a pecuniary interest in accordance with his or her proportionate interest in HoldCo LLC.

(4)    This amount excludes 63,500 shares of Common Stock issuable upon redemption of OP units issuable upon performance-based vesting and conversion of LTIP units. LTIP units included or excluded for this individual are held by HoldCo LLC. The individual is a member of HoldCo LLC. Such LTIP units represent only the number of LTIP units in which the individual has a pecuniary interest in accordance with his or her proportionate interest in HoldCo LLC.
(5)    This amount excludes up to 6,952 shares of Common Stock issuable upon performance-based vesting of RSUs and up to 14,956 shares of Common Stock issuable upon redemption of OP units issuable upon performance-based vesting and conversion of LTIP units. LTIP units included or excluded for this individual are held by HoldCo LLC. The individual is a member of HoldCo LLC. Such LTIP units represent only the number of LTIP units in which the individual has a pecuniary interest in accordance with his or her proportionate interest in HoldCo LLC.
(6)    This amount excludes up to 96,500 shares of Common Stock issuable upon redemption of OP units issuable upon performance-based vesting and conversion of LTIP units. LTIP units included or excluded for this individual are held by HoldCo LLC. The individual is a member of HoldCo LLC. Such LTIP units represent only the number of LTIP Units in which the individual has a pecuniary interest in accordance with his or her proportionate interest in HoldCo LLC.
(7)    This amount includes 4,700 shares held by the individual’s significant other. This amount excludes up to 78,300 shares of Common Stock issuable upon redemption of OP units issuable upon performance-based vesting and conversion of LTIP units. LTIP units included or excluded for this individual are held by HoldCo LLC. The individual is a member of HoldCo LLC. Such LTIP units represent only the number of LTIP units in which the individual has a pecuniary interest in accordance with his or her proportionate interest in HoldCo LLC.
(8)    This amount excludes up to 80,500 shares of Common Stock issuable upon redemption of OP units issuable upon performance-based vesting and conversion of LTIP units. LTIP units included or excluded for this individual are held by HoldCo LLC. The individual is a member of HoldCo LLC. Such LTIP units represent only the number of LTIP units in which the individual has a pecuniary interest in accordance with his or her proportionate interest in HoldCo LLC.
(9)    This amount excludes up to 6,572 shares of Common Stock issuable upon performance-based vesting of RSUs and up to 18,116 shares of Common Stock issuable upon redemption of OP units issuable upon performance-based vesting and conversion of LTIP units. LTIP units included or excluded for this individual are held by HoldCo LLC. The individual is a member of HoldCo LLC. Such LTIP units represent only the number of LTIP units in which the individual has a pecuniary interest in accordance with his or her proportionate interest in HoldCo LLC.
(10)    This amount includes 10,140 shares held by the individual’s spouse and children and 135,938 shares of Common Stock issuable upon redemption of OP units. This amount excludes up to 103,000 shares of Common Stock issuable upon redemption of OP units issuable upon performance-based vesting and conversion of LTIP units. LTIP units included or excluded for this individual are held by HoldCo LLC. The individual is a member of HoldCo LLC. Such LTIP units represent only the number of LTIP units in which the individual has a pecuniary interest in accordance with his or her proportionate interest in HoldCo LLC.
(11)    Based on information provided in a Schedule 13G/A filed on February 10, 2021, The Vanguard Group reported sole dispositive power with respect to 6,287,338 shares of Common Stock beneficially owned by it, shared voting power with respect to 80,072 shares of Common Stock beneficially owned by it and shared dispositive power with respect to 140,976 shares of Common Stock beneficially owned by it. The Schedule 13G/A reports beneficial ownership information, which does not include any shares acquired or sold since the date of such Schedule 13G/A. The percent of Common Stock beneficially owned does not include the impact of any Common Stock issued or equity-based awards granted since the date of the Schedule 13G/A. The Vanguard Group’s address is 100 Vanguard Blvd., Malvern, PA 19355.
(12)    Based on information provided in a Schedule 13G/A filed on January 29, 2021, BlackRock, Inc. reported sole voting power with respect to 6,196,498 shares of Common Stock beneficially owned by it and sole dispositive power with respect to 6,356,336 shares of Common Stock beneficially owned by it. The Schedule 13G/A reports beneficial ownership information, which does not include any shares acquired or sold since the date of such Schedule 13G/A. The percent of Common Stock beneficially owned does not include the impact of any Common Stock issued or equity-based awards granted since the date of the Schedule 13G/A. BlackRock, Inc.’s address is 55 East 52nd Street, New York, New York 10055.
(13)    Based on information provided in a Schedule 13G/A filed on February 4, 2021, Wellington Management Group LLP reported shared voting power with respect to 4,580,061 shares of Common Stock beneficially owned by it and shared dispositive power with respect to 5,150,083 shares of Common Stock beneficially owned by it. The Schedule 13G/A reports beneficial ownership information, which does not include any shares acquired or sold since the date of such Schedule 13G/A. The percent of Common Stock beneficially owned does not include the impact of any Common Stock issued or equity-based awards granted since the filing date of the Schedule 13G/A. The business address of Wellington Management Group LLP is 280 Congress Street, Boston, MA 02210.

OTHER MATTERS
Our board of directors knows of no other business to be presented at the Annual Meeting. The proxies for the Annual Meeting confer discretionary authority on the persons named therein as proxy holders to vote on any matter proposed by stockholders for consideration at the Annual Meeting. As to any other business which may properly come before the Annual Meeting, the persons named as proxy holders on your proxy card will vote the shares of Common Stock represented by properly submitted proxies in their discretion.
SUBMISSION OF STOCKHOLDER PROPOSALS
Any stockholder intending to present a proposal at our 2022 annual meeting of stockholders and have the proposal included in the proxy statement and proxy card for such meeting (pursuant to Rule 14a-8 of the Exchange Act) must, in addition to complying with the applicable laws and regulations governing submissions of such proposals, submit the proposal in writing to us no later than 5:00 p.m., Eastern time, on December 14, 2021, but in no event earlier than November 14, 2021, and must otherwise be in compliance with the requirements of the SEC’s proxy rules.
Our Bylaws currently provide that any stockholder intending to nominate a director or present a stockholder proposal of other business for consideration at the 2022 annual meeting of stockholders, but not intending for such a nomination or proposal to be considered for inclusion in our proxy statement and proxy card relating to such meeting (i.e., not pursuant to Rule 14a-8 of the Exchange Act), must notify us in writing no earlier than the 150th day and not later than 5:00 p.m., Eastern time, on the 120th day prior to the first anniversary of the date of the proxy statement for the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting with respect to which such notice is to be tendered is not held within 30 days before or after the anniversary of the date of the preceding year’s annual meeting of stockholders, to be timely, notice by the stockholder must be received no earlier than the 150th day and not later than 5:00 p.m., Eastern time, on the 120th day prior to the first anniversary of the date of the immediately preceding annual meeting of stockholders, as originally convened, or the close of business on the tenth day following the day on which public announcement of the date of such meeting is first made. Accordingly, to submit a director candidate for consideration for nomination at our 2022 annual meeting of stockholders, stockholders must submit the recommendation, in writing, by 5:00 p.m., Eastern time, on December 14, 2021, but in no event earlier than November 14, 2021.
Any such nomination or proposal should be sent to Steven L. Chuslo, our chief legal officer, executive vice president and secretary, at Hannon Armstrong Sustainable Infrastructure Capital, Inc., 1906 Towne Centre Blvd, Suite 370, Annapolis, Maryland 21401, and, to the extent applicable, must include the information and other materials required by our Bylaws.
Our board of directors know of no other matters or business to be presented for consideration at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting or any postponements or adjournments thereof, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their discretion on any such matters. The persons named in the enclosed proxy may also, if they deem it advisable, vote such proxy to adjourn the Annual Meeting from time to time.

MISCELLANEOUS
We are bearing all costs associated with the solicitation of proxies in connection with the Annual Meeting. This solicitation is being made primarily through the Internet and by mail but may also be made by our directors, executive officers and employees by telephone, facsimile transmission, electronic transmission, Internet, mail or personal interview. No additional compensation will be given to our directors, executive officers or employees for this solicitation. Stockholders sharing an address will each receive a copy of the notice of internet availability. We will request brokerage firms, banks, broker-dealers and other intermediaries who hold shares of Common Stock in their names to furnish proxy materials to beneficial owners of such shares and will reimburse such brokerage firms, banks, broker-dealers and other intermediaries for their reasonable expenses incurred in forwarding solicitation materials to such beneficial owners.
A COPY OF OUR ANNUAL REPORT ON FORM 10-K (FILED WITH THE SEC AND THE NYSE), WHICH CONTAINS ADDITIONAL INFORMATION ABOUT US, IS AVAILABLE FREE OF CHARGE TO ANY STOCKHOLDER. REQUESTS SHOULD BE DIRECTED TO INVESTOR RELATIONS AT HANNON ARMSTRONG SUSTAINABLE INFRASTRUCTURE CAPITAL, INC., 1906 TOWNE CENTRE BLVD, SUITE 370, ANNAPOLIS, MARYLAND 21401.

By Order of our Board of Directors,

/s/ Jeffrey W. Eckel
Jeffrey W. Eckel
President and Chief Executive Officer
Annapolis, Maryland
April 13, 2021

ANNUAL MEETING OF STOCKHOLDERS OF
Hannon Armstrong Sustainable Infrastructure Capital, Inc.
June 3, 2021
9:30 a.m. Eastern Time
GO GREEN
e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy
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NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL
The Notice of Meeting, annual report to stockholders, proxy statement and proxy card are available at:
www.proxyvote.com
Please sign, date and mail your proxy card in the envelope provided as soon as possible.
Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL OF THE NOMINEES LISTED BELOW, AND “FOR” ITEMS 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE   ☒

1.	The election as directors of all of the Nominees or the individual nominees listed below except as marked to the contrary below):
	ALL NOMINEES	FOR	AGAINST	ABSTAIN
	Jeffrey W. Eckel	☐	☐	☐
	Clarence D. Armbrister	☐	☐	☐
	Teresa M. Brenner	☐	☐	☐
	Michael T. Eckhart	☐	☐	☐
	Nancy C. Floyd	☐	☐	☐
	Simone F. Lagomarsino	☐	☐	☐
	Charles M. O’Neil	☐	☐	☐
	Richard J. Osborne	☐	☐	☐
	Steven G. Osgood	☐	☐	☐

2.	The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.	☐	☐	☐
3.	The advisory approval of the compensation of the Named Executive Officers as described in the Compensation Discussion and Analysis, the compensation tables and other narrative disclosure in this proxy statement.	☐	☐	☐
4.	The transaction of any other business that may properly come before the meeting or any postponement or adjournment thereof.
The undersigned acknowledges receipt from Hannon Armstrong Sustainable Infrastructure Capital, Inc. before the execution of this proxy of the Notice of Annual Meeting of Stockholders and a Proxy Statement for the Annual Meeting of Stockholders, the terms of which are incorporated herein by reference, and the 2020 Annual Report to Stockholders.
If this Proxy is properly executed, the votes entitled to be cast by the undersigned will be cast (i) as directed or, if no direction is given, will be cast “FOR” the election of all of the nominees listed herein, “FOR” items 2 and 3, and (ii) in the discretion of the Proxy holders on any other business that may properly come before the meeting or any postponement or adjournment thereof.
	I plan to attend the Annual Meeting via live webcast at www.virtualshareholdermeeting.com/HASI2021				☐

	To change the address on your account, please check the box at the right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.				☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:
Please sign exactly as your name or names appear on this Proxy and date. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Hannon Armstrong Sustainable Infrastructure Capital, Inc.
1906 Towne Centre Blvd., Ste. 370
Annapolis, MD 21401
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned stockholder of Hannon Armstrong Sustainable Infrastructure Capital, Inc., a Maryland corporation (the "Company”), hereby appoints Steven L. Chuslo and Jeffrey W. Eckel, or either of them, as proxies for the undersigned, each with full power of substitution, to attend the Annual Meeting of Stockholders of the Company to be held via a live webcast at www.virtualshareholdermeeting.com/HASI2021 (password: enter your 16-digit control number) on June 3, 2021, at 9:30 a.m. Eastern time, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting, and any postponement or adjournment thereof, and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting or otherwise attending online. The undersigned revokes any proxy previously given with respect to the meeting.
    IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE CAST “FOR” THE ELECTION OF ALL OF THE NOMINEES LISTED ON THE REVERSE SIDE OF THIS PROXY CARD, "FOR” THE RATIFICATION OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2021, AND "FOR" THE ADVISORY APPROVAL OF THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS. THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY TO VOTE WITH RESPECT TO ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.
(Continued and to be signed on the reverse side)